                            Global Structured Finance

                             BoAALT 2004-07 Group 5
                               15YR GWAC gt 5.500
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $56,620,923.48
Loan Count: 549
Cut-off Date: 2004-07-01
Avg. Loan Balance: $103,134.65
Avg. Orig. Balance: $103,381.71
W.A. FICO*: 735
W.A. Orig. LTV: 62.28%
W.A. Cut-Off LTV: 62.13%
W.A. Gross Coupon: 5.9171%
W.A. Net Coupon: 5.6616%
W.A. Admin Fee: 0.2555%
W.A. Orig.Term: 180 months
W.A. Rem. Term: 179 months
W.A. Age: 1 months
% over 80 COLTV: 3.83%
% over 100 COLTV: 0.00%
% with PMI: 3.83%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 11.79%
W.A. MI Adjusted LTV: 61.73%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.79%
% Conforming: 90.91%

* FICO not available for 3 loans, or 1.1% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

---------------------------
Original Balance    Percent
---------------------------
<= 50,000             8.34%
---------------------------
50,001 - 150,000     49.94
---------------------------
150,001 - 250,000    18.87
---------------------------
250,001 - 350,000    11.44
---------------------------
350,001 - 450,000     7.33
---------------------------

---------------------------
450,001 - 550,000     1.78
---------------------------
550,001 - 650,000     1.01
---------------------------
650,001 - 750,000     1.28
---------------------------
Total:              100.00%
---------------------------

Average: $103,381.71
Lowest: $10,815.00
Highest: $725,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

---------------------------
Cut-Off Balance     Percent
---------------------------
<= 50,000             8.34%
---------------------------
50,001 - 150,000     49.94
---------------------------
150,001 - 250,000    18.87
---------------------------
250,001 - 350,000    11.44
---------------------------
350,001 - 450,000     7.33
---------------------------
450,001 - 550,000     1.78
---------------------------
550,001 - 650,000     1.01
---------------------------
650,001 - 750,000     1.28
---------------------------
Total:              100.00%
---------------------------

Average: $103,134.65
Lowest: $10,777.81
Highest: $725,000.00

--------------------------------------------------------------------------------

4. Index

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

5. Product Type

----------------------
Product Type   Percent
----------------------
15 YR FIXED     99.75%
----------------------
13 YR FIXED      0.15
----------------------
12 YR FIXED      0.10
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

6. Coupon

-----------------------
Coupon          Percent
-----------------------
5.501 - 5.625    15.36%
-----------------------
5.626 - 5.750    25.26
-----------------------
5.751 - 5.875    21.99
-----------------------
5.876 - 6.000    10.85
-----------------------
6.001 - 6.125     8.64
-----------------------
6.126 - 6.250    12.99
-----------------------
6.251 - 6.375     3.32
-----------------------
6.376 - 6.500     0.75
-----------------------
6.501 - 6.625     0.60
-----------------------
6.751 - 6.875     0.24
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.917
Lowest: 5.625
Highest: 6.875

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        5.16%
----------------------

----------------------
750 - 799       36.68
----------------------
700 - 749       32.29
----------------------
650 - 699       22.60
----------------------
600 - 649        2.19
----------------------
N/A              1.08
----------------------
Total:         100.00%
----------------------

W.A.: 735
Lowest: 602
Highest: 842

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Refinance-Cashout      45.50%
-----------------------------
Refinance-Rate/Term    30.80
-----------------------------
Purchase               23.70
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              66.76%
-----------------------

-----------------------
2-Family          8.70
-----------------------
Condo             6.68
-----------------------
4-Family          5.81
-----------------------
PUD Detach        4.92
-----------------------
3-Family          2.95
-----------------------
PUD Attach        2.85
-----------------------
Townhouse         1.17
-----------------------
Condotel          0.16
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. Appraisal Method

--------------------------
Appraisal Method   Percent
--------------------------
2055E               12.58%
--------------------------
2055IE              13.87
--------------------------
2065                 0.08
--------------------------
AVM                 22.73
--------------------------
FULL                50.73
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

12. Documentation

------------------------
Documentation    Percent
------------------------
Reduced           51.84%
------------------------
Standard          25.24
------------------------
Stated            18.37
------------------------
No Ratio           3.73
------------------------
All Ready Home     0.82
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Investor            78.02%
--------------------------
Primary             17.19
--------------------------
Secondary            4.79
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

14. PMI Providers

--------------------------
PMI Providers      Percent
--------------------------
NONE                96.17%
--------------------------
UGIC                 1.55
--------------------------
RMIC                 1.20
--------------------------
GEMIC                0.45
--------------------------
PMIC                 0.39
--------------------------
RGIC                 0.16
--------------------------
MGIC                 0.09
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

15. State

--------------------
State        Percent
--------------------
California    34.71%
--------------------
Florida       14.71
--------------------
Texas         10.08
--------------------
Nevada         3.88
--------------------

--------------------
Arizona        3.82
--------------------
Other         32.79
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

16. California

-----------------------------
California            Percent
-----------------------------
Northern California    37.47%
-----------------------------
Southern California    62.53
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

17. Zip Code

------------------
Zip Code   Percent
------------------
94110        1.79%
------------------
85262        1.28
------------------
91304        1.22
------------------
90706        1.01
------------------
90806        0.91
------------------
Other       93.79
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

18. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

22. Original Term

-----------------------
Original Term   Percent
-----------------------
144               0.10%
-----------------------
156               0.15
-----------------------

-----------------------
180              99.75
-----------------------
Total:          100.00%
-----------------------

W.A.: 179.9 months
Lowest: 144 months
Highest: 180 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
121 - 168                  0.25%
--------------------------------
175 - 180                 99.75
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 179.3 months
Lowest: 143 months
Highest: 180 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  39.25%
-------------------------
1 - 6              60.75
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.6 months
Lowest: 0 months
Highest: 2 months

--------------------------------------------------------------------------------

25. OLTV

-----------------------
OLTV            Percent
-----------------------
<= 20.00          1.68%
-----------------------

-----------------------
20.01 - 25.00     1.67
-----------------------
25.01 - 30.00     3.10
-----------------------
30.01 - 35.00     2.02
-----------------------
35.01 - 40.00     5.84
-----------------------
40.01 - 45.00     3.92
-----------------------
45.01 - 50.00     5.37
-----------------------
50.01 - 55.00     6.49
-----------------------
55.01 - 60.00     6.44
-----------------------
60.01 - 65.00    11.06
-----------------------
65.01 - 70.00    16.28
-----------------------
70.01 - 75.00    11.05
-----------------------
75.01 - 80.00    21.25
-----------------------
80.01 - 85.00     0.29
-----------------------
85.01 - 90.00     3.47
-----------------------
90.01 - 95.00     0.07
-----------------------
Total:          100.00%
-----------------------

W.A.: 62.28%
Lowest: 9.57%
Highest: 93.02%

--------------------------------------------------------------------------------

26. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
<= 20.00          1.68%
-----------------------
20.01 - 25.00     1.67
-----------------------
25.01 - 30.00     3.10
-----------------------
30.01 - 35.00     2.14
-----------------------
35.01 - 40.00     5.85
-----------------------
40.01 - 45.00     4.04
-----------------------
45.01 - 50.00     5.12
-----------------------
50.01 - 55.00     6.49
-----------------------
55.01 - 60.00     6.60
-----------------------
60.01 - 65.00    10.90
-----------------------

-----------------------
65.01 - 70.00    16.53
-----------------------
70.01 - 75.00    10.98
-----------------------
75.01 - 80.00    21.07
-----------------------
80.01 - 85.00     0.29
-----------------------
85.01 - 90.00     3.47
-----------------------
90.01 - 95.00     0.07
-----------------------
Total:          100.00%
-----------------------

W.A.: 62.13%
Lowest: 9.54%
Highest: 92.71%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BoAALT 2004-07 Group 1
                           30YR CB Non-Owner Occupied
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $155,303,587.85
Loan Count: 1,254
Cut-off Date: 2004-07-01
Avg. Loan Balance: $123,846.56
Avg. Orig. Balance: $123,970.80
W.A. FICO*: 737
W.A. Orig. LTV: 66.84%
W.A. Cut-Off LTV: 66.77%
W.A. Gross Coupon: 6.3623%
W.A. Net Coupon: 6.1068%
W.A. Admin Fee: 0.2555%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 COLTV: 9.02%
% over 100 COLTV: 0.00%
% with PMI: 9.02%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 23.62%
W.A. MI Adjusted LTV: 64.87%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.89%
% Conforming: 100.00%

* FICO not available for 11 loans, or 1.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

---------------------------
Original Balance    Percent
---------------------------
<= 50,000             3.04%
---------------------------
50,001 - 150,000     47.65
---------------------------
150,001 - 250,000    28.69
---------------------------
250,001 - 350,000    14.61
---------------------------
350,001 - 450,000     5.68
---------------------------

---------------------------
450,001 - 550,000     0.32
---------------------------
Total:              100.00%
---------------------------

Average: $123,970.80
Lowest: $17,100.00
Highest: $490,000.00
--------------------------------------------------------------------------------

3. Cut-Off Balance

---------------------------
Cut-Off Balance     Percent
---------------------------
<= 50,000             3.04%
---------------------------
50,001 - 150,000     47.65
---------------------------
150,001 - 250,000    28.69
---------------------------
250,001 - 350,000    14.61
---------------------------
350,001 - 450,000     5.68
---------------------------
450,001 - 550,000     0.32
---------------------------
Total:              100.00%
---------------------------

Average: $123,846.56
Lowest: $17,083.77
Highest: $489,567.68

--------------------------------------------------------------------------------

4. Index

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

5. Product Type

----------------------
Product Type   Percent
----------------------

----------------------
30 YR FIXED     98.25%
----------------------
25 YR FIXED      1.75
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

6. Coupon

-----------------------
Coupon          Percent
-----------------------
4.751 - 4.875     0.10%
-----------------------
4.876 - 5.000     0.33
-----------------------
5.126 - 5.250     0.09
-----------------------
5.251 - 5.375     0.34
-----------------------
5.376 - 5.500     1.11
-----------------------
5.501 - 5.625     1.35
-----------------------
5.626 - 5.750     2.38
-----------------------
5.751 - 5.875     6.40
-----------------------
5.876 - 6.000     5.30
-----------------------
6.001 - 6.125     3.11
-----------------------
6.126 - 6.250    21.38
-----------------------
6.251 - 6.375    18.57
-----------------------
6.376 - 6.500    12.68
-----------------------
6.501 - 6.625     8.39
-----------------------
6.626 - 6.750    10.37
-----------------------
6.751 - 6.875     6.76
-----------------------
6.876 - 7.000     0.84
-----------------------
7.001 - 7.125     0.22
-----------------------
7.126 - 7.250     0.28
-----------------------
Total:          100.00%
-----------------------

W.A.: 6.362
Lowest: 4.875
Highest: 7.250

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        5.74%
----------------------
750 - 799       39.08
----------------------
700 - 749       31.88
----------------------
650 - 699       17.31
----------------------
600 - 649        4.99
----------------------
N/A              1.01
----------------------
Total:         100.00%
----------------------

W.A.: 737
Lowest: 604
Highest: 837

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

Loan Purpose          Percent
-----------------------------
Refinance-Cashout      43.65%
-----------------------------
Purchase               41.44
-----------------------------
Refinance-Rate/Term    14.91
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              54.65%
-----------------------
2-Family         14.55
-----------------------
Condo            11.50
-----------------------
4-Family          7.22
-----------------------
3-Family          4.81
-----------------------
PUD Detach        4.55
-----------------------
PUD Attach        1.87
-----------------------
Townhouse         0.80
-----------------------
Condotel          0.06
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. Appraisal Method

--------------------------
Appraisal Method   Percent
--------------------------
2055E               12.17%
--------------------------
2055IE              14.21
--------------------------
2065                 0.19
--------------------------
AVM                 16.56
--------------------------
FULL                56.66
--------------------------
Tax Assessment       0.21
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

12. Documentation

------------------------
Documentation    Percent
------------------------
Reduced           63.83%
------------------------
Standard          30.10
------------------------

------------------------
Stated             5.27
------------------------
No Ratio           0.33
------------------------
Rapid              0.23
------------------------
All Ready Home     0.23
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Investor            97.60%
--------------------------
Secondary            2.40
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

14. PMI Providers

--------------------------
PMI Providers      Percent
--------------------------
NONE                90.98%
--------------------------
UGIC                 2.51
--------------------------
RGIC                 1.62
--------------------------
RMIC                 1.50
--------------------------
PMIC                 1.43
--------------------------
GEMIC                1.30
--------------------------
TGIC                 0.37
--------------------------
MGIC                 0.30
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

15. State

--------------------
State        Percent
--------------------
California    35.17%
--------------------
Florida       17.89
--------------------
Virginia       4.65
--------------------
Washington     3.68
--------------------
Texas          3.41
--------------------
Other         35.20
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

16. California

-----------------------------
California            Percent
-----------------------------
Northern California    44.25%
-----------------------------
Southern California    55.75
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

17. Zip Code

------------------
Zip Code   Percent
------------------
90026        0.89%
------------------
22401        0.61
------------------
95060        0.61
------------------
90805        0.51
------------------
91776        0.50
------------------
Other       96.89
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

18. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

22. Original Term

-----------------------
Original Term   Percent
-----------------------
300               1.75%
-----------------------
360              98.25
-----------------------
Total:          100.00%
-----------------------

W.A.: 358.9 months
Lowest: 300 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
295 - 300                  1.75%
--------------------------------
355 - 360                 98.25
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 358.2 months
Lowest: 298 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  33.77%
-------------------------
1 - 6              66.23
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 4 months

--------------------------------------------------------------------------------

25. OLTV

-----------------------
OLTV            Percent
-----------------------
<= 20.00          0.86%
-----------------------
20.01 - 25.00     0.79
-----------------------
25.01 - 30.00     1.52
-----------------------
30.01 - 35.00     2.92
-----------------------
35.01 - 40.00     2.62
-----------------------
40.01 - 45.00     3.87
-----------------------
45.01 - 50.00     4.32
-----------------------
50.01 - 55.00     5.18
-----------------------
55.01 - 60.00     5.70
-----------------------
60.01 - 65.00     7.74
-----------------------
65.01 - 70.00    16.52
-----------------------
70.01 - 75.00    14.16
-----------------------
75.01 - 80.00    24.78
-----------------------
80.01 - 85.00     1.10
-----------------------
85.01 - 90.00     7.92
-----------------------
Total:          100.00%
-----------------------

W.A.: 66.84%
Lowest: 10.35%
Highest: 90.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
<= 20.00          0.86%
-----------------------
20.01 - 25.00     0.79
-----------------------
25.01 - 30.00     1.52
-----------------------
30.01 - 35.00     2.95
-----------------------
35.01 - 40.00     2.59
-----------------------
40.01 - 45.00     3.87
-----------------------
45.01 - 50.00     4.32
-----------------------
50.01 - 55.00     5.23
-----------------------
55.01 - 60.00     5.70
-----------------------

-----------------------
60.01 - 65.00     7.99
-----------------------
65.01 - 70.00    16.55
-----------------------
70.01 - 75.00    13.97
-----------------------
75.01 - 80.00    24.65
-----------------------
80.01 - 85.00     1.10
-----------------------
85.01 - 90.00     7.92
-----------------------
Total:          100.00%
-----------------------

W.A.: 66.77%
Lowest: 10.34%
Highest: 90.00%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                 BoAALT 2004-07
                            15 Yr Crossed Fixed Rate
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $93,064,615.15
Loan Count: 858
Cut-off Date: 2004-07-01
Avg. Loan Balance: $108,466.92
Avg. Orig. Balance: $108,793.18
W.A. FICO*: 734
W.A. Orig. LTV: 61.45%
W.A. Cut-Off LTV: 61.27%
W.A. Gross Coupon: 5.6611%
W.A. Net Coupon: 5.4056%
W.A. Admin Fee: 0.2555%
W.A. Orig. Term: 180 months
W.A. Rem. Term: 179 months
W.A. Age: 1 months
% over 80 COLTV: 3.74%
% over 100 COLTV: 0.00%
% with PMI: 3.74%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 11.58%
W.A. MI Adjusted LTV: 60.88%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.26%
% Conforming: 89.05%

* FICO not available for 5 loans, or 1.9% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

-------------------------------
Original Balance        Percent
-------------------------------
<= 50,000                 7.49%
-------------------------------
50,001 - 150,000         48.88
-------------------------------
150,001 - 250,000        21.61
-------------------------------
250,001 - 350,000         9.67
-------------------------------
350,001 - 450,000         4.87
-------------------------------

-------------------------------
450,001 - 550,000         3.28
-------------------------------
550,001 - 650,000         1.31
-------------------------------
650,001 - 750,000         0.78
-------------------------------
850,001 - 950,000         0.95
-------------------------------
1,050,001 - 1,150,000     1.17
-------------------------------
Total:                  100.00%
-------------------------------

Average: $108,793.18
Lowest: $10,815.00
Highest: $1,100,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-------------------------------
Cut-Off Balance         Percent
-------------------------------
<= 50,000                 7.60%
-------------------------------
50,001 - 150,000         48.77
-------------------------------
150,001 - 250,000        21.88
-------------------------------
250,001 - 350,000         9.40
-------------------------------
350,001 - 450,000         4.87
-------------------------------
450,001 - 550,000         3.28
-------------------------------
550,001 - 650,000         1.31
-------------------------------
650,001 - 750,000         0.78
-------------------------------
850,001 - 950,000         0.95
-------------------------------
1,050,001 - 1,150,000     1.17
-------------------------------
Total:                  100.00%
-------------------------------

Average: $108,466.92
Lowest: $10,777.81
Highest: $1,092,006.06

--------------------------------------------------------------------------------

4. Index

----------------
Index    Percent
----------------
FIX      100.00%
----------------

----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

5. Product Type

----------------------
Product Type   Percent
----------------------
15 YR FIXED     99.74%
----------------------
10 YR FIXED      0.10
----------------------
13 YR FIXED      0.09
----------------------
12 YR FIXED      0.06
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

6. Coupon

-----------------------
Coupon          Percent
-----------------------
4.126 - 4.250     0.44%
-----------------------
4.376 - 4.500     0.30
-----------------------
4.501 - 4.625     0.50
-----------------------
4.626 - 4.750     1.23
-----------------------
4.751 - 4.875     3.13
-----------------------
4.876 - 5.000     3.26
-----------------------
5.001 - 5.125     2.79
-----------------------
5.126 - 5.250     3.52
-----------------------
5.251 - 5.375    12.40
-----------------------
5.376 - 5.500    11.60
-----------------------
5.501 - 5.625     9.34
-----------------------
5.626 - 5.750    15.37
-----------------------
5.751 - 5.875    13.38
-----------------------
5.876 - 6.000     6.60
-----------------------
6.001 - 6.125     5.26
-----------------------
6.126 - 6.250     7.91
-----------------------

-----------------------
6.251 - 6.375     2.02
-----------------------
6.376 - 6.500     0.46
-----------------------
6.501 - 6.625     0.37
-----------------------
6.751 - 6.875     0.14
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.661
Lowest: 4.250
Highest: 6.875

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        4.27%
----------------------
750 - 799       36.47
----------------------
700 - 749       30.58
----------------------
650 - 699       24.07
----------------------
600 - 649        2.73
----------------------
N/A              1.89
----------------------
Total:         100.00%
----------------------

W.A.: 734
Lowest: 602
Highest: 842

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Refinance-Cashout      44.23%
-----------------------------
Refinance-Rate/Term    34.29
-----------------------------
Purchase               21.48
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              65.38%
-----------------------
2-Family          9.25
-----------------------
Condo             7.92
-----------------------
4-Family          5.91
-----------------------
PUD Detach        5.56
-----------------------
PUD Attach        2.80
-----------------------
3-Family          2.37
-----------------------
Townhouse         0.71
-----------------------
Condotel          0.10
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. Appraisal Method

--------------------------
Appraisal Method   Percent
--------------------------
2055E               11.45%
--------------------------
2055IE              13.23
--------------------------
2065                 0.05
--------------------------
AVM                 22.93
--------------------------
FULL                52.34
--------------------------

--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

12. Documentation

------------------------
Documentation    Percent
------------------------
Reduced           49.82%
------------------------
Standard          27.64
------------------------
Stated            17.70
------------------------
No Ratio           2.67
------------------------
All Ready Home     1.16
------------------------
Rapid              1.01
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Investor            77.36%
--------------------------
Primary             18.33
--------------------------
Secondary            4.30
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

14. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             96.26%
-----------------------
UGIC              1.26
-----------------------
RMIC              0.95
-----------------------

-----------------------
PMIC              0.56
-----------------------
MGIC              0.45
-----------------------
GEMIC             0.27
-----------------------
RGIC              0.15
-----------------------
TGIC              0.10
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

15. State

--------------------
State        Percent
--------------------
California    35.74%
--------------------
Florida       14.76
--------------------
Texas          9.03
--------------------
Arizona        3.29
--------------------
Maryland       2.94
--------------------
Other         34.25
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

16. California

-----------------------------
California            Percent
-----------------------------
Northern California    35.39%
-----------------------------
Southern California    64.61
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

17. Zip Code

------------------
Zip Code   Percent
------------------
45236        1.26%
------------------
05091        1.17
------------------
94110        1.09
------------------
94010        0.95
------------------
85262        0.78
------------------
Other       94.75
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

18. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

22. Original Term

-----------------------
Original Term   Percent
-----------------------
120               0.10%
-----------------------
144               0.06
-----------------------
156               0.09
-----------------------
180              99.74
-----------------------
Total:          100.00%
-----------------------

W.A.: 179.9 months
Lowest: 120 months
Highest: 180 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
115 - 120                  0.10%
--------------------------------
121 - 168                  0.15
--------------------------------
175 - 180                 99.74
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 179.1 months
Lowest: 119 months
Highest: 180 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  30.09%
-------------------------
1 - 6              69.91
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.8 months
Lowest: 0 months
Highest: 4 months

--------------------------------------------------------------------------------

25. OLTV

------------------------
OLTV             Percent
------------------------
<= 20.00           1.29%
------------------------
20.01 - 25.00      1.28
------------------------
25.01 - 30.00      3.46
------------------------
30.01 - 35.00      3.91
------------------------
35.01 - 40.00      5.05
------------------------
40.01 - 45.00      4.21
------------------------
45.01 - 50.00      5.90
------------------------
50.01 - 55.00      6.68
------------------------
55.01 - 60.00      8.20
------------------------
60.01 - 65.00      9.11
------------------------
65.01 - 70.00     17.03
------------------------
70.01 - 75.00     11.30
------------------------
75.01 - 80.00     18.83
------------------------
80.01 - 85.00      0.67
------------------------
85.01 - 90.00      2.88
------------------------
90.01 - 95.00      0.19
------------------------
Total:           100.00%
------------------------

W.A.: 61.45%
Lowest: 9.57%
Highest: 95.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV

------------------------
Cut-Off LTV      Percent
------------------------
<= 20.00           1.29%
------------------------
20.01 - 25.00      1.35
------------------------
25.01 - 30.00      3.52
------------------------
30.01 - 35.00      3.85
------------------------
35.01 - 40.00      5.10
------------------------
40.01 - 45.00      4.27
------------------------
45.01 - 50.00      5.70
------------------------
50.01 - 55.00      6.68
------------------------
55.01 - 60.00      8.52
------------------------
60.01 - 65.00     10.20
------------------------
65.01 - 70.00     15.78
------------------------
70.01 - 75.00     11.26
------------------------
75.01 - 80.00     18.73
------------------------
80.01 - 85.00      0.67
------------------------
85.01 - 90.00      2.88
------------------------
90.01 - 95.00      0.19
------------------------
Total:           100.00%
------------------------

W.A.: 61.27%
Lowest: 9.54%
Highest: 94.64%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                 BoAALT 2004-07
                            30 Yr Crossed Fixed Rate

--------------------------------------------------------------------------------

1. Original Balance

----------------------------------------------------------------------------------------------
                                                 Percent
                       Number      Aggregate    of Loans     Average
                         of         Current        by       Original     W.A.    Min.    W.A.
                      Mortgage     Principal    Principal   Principal    Gross   FICO    FICO
Original Balance        Loans       Balance      Balance     Balance    Coupon   Score   Score
----------------------------------------------------------------------------------------------
<= 50,000                 137    $  5,346,713      1.67%     $ 39,067   6.474%    620     728
----------------------------------------------------------------------------------------------
50,001 - 150,000        1,187     116,130,516     36.17        97,944   6.385     604     733
----------------------------------------------------------------------------------------------
150,001 - 250,000         452      85,640,577     26.67       189,618   6.324     611     737
----------------------------------------------------------------------------------------------
250,001 - 350,000         179      52,878,404     16.47       295,600   6.377     633     735
----------------------------------------------------------------------------------------------
350,001 - 450,000          72      28,529,646      8.89       396,561   6.239     637     738
----------------------------------------------------------------------------------------------
450,001 - 550,000          29      14,633,554      4.56       505,088   6.247     650     724
----------------------------------------------------------------------------------------------
550,001 - 650,000          17      10,027,670      3.12       590,581   6.234     641     731
----------------------------------------------------------------------------------------------
650,001 - 750,000           5       3,491,089      1.09       698,670   6.071     705     735
----------------------------------------------------------------------------------------------
750,001 - 850,000           2       1,588,370      0.49       795,000   5.859     619     700
----------------------------------------------------------------------------------------------
850,001 - 950,000           1         882,082      0.27       882,900   6.375     680     680
----------------------------------------------------------------------------------------------
950,001 - 1,050,000         2       1,926,473      0.60       964,250   5.999     725     762
----------------------------------------------------------------------------------------------
Total:                  2,083    $321,075,093    100.00%     $154,280   6.336%    604     734
----------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                                 W.A.
                      Max.      Min.       W.A.       Max.     Remaining   W.A.
                      FICO    Original   Original   Original    Term to    Loan
Original Balance      Score      LTV        LTV        LTV     Maturity     Age
-------------------------------------------------------------------------------
<= 50,000              813     11.25%     72.13%     103.00%      357       1
-------------------------------------------------------------------------------
50,001 - 150,000       837     10.35      73.84      103.00       358       1
-------------------------------------------------------------------------------
150,001 - 250,000      825     18.81      72.15      103.00       358       1
-------------------------------------------------------------------------------
250,001 - 350,000      837     22.67      70.82      102.66       359       1
-------------------------------------------------------------------------------
350,001 - 450,000      808     43.68      72.19       90.00       359       1
-------------------------------------------------------------------------------
450,001 - 550,000      802     49.57      70.07       80.00       355       1
-------------------------------------------------------------------------------
550,001 - 650,000      785     19.75      65.46       80.00       359       1
-------------------------------------------------------------------------------
650,001 - 750,000      752     42.56      64.35       80.00       359       1
-------------------------------------------------------------------------------
750,001 - 850,000      789     50.30      64.50       80.00       359       1
-------------------------------------------------------------------------------
850,001 - 950,000      680     90.00      90.00       90.00       359       1
-------------------------------------------------------------------------------
950,001 - 1,050,000    799     38.40      51.74       65.00       359       1
-------------------------------------------------------------------------------
Total:                 837     10.35%     72.04%     103.00%      358       1
-------------------------------------------------------------------------------

Average: $154,280.36
Lowest: $17,100.00
Highest: $968,500.00

--------------------------------------------------------------------------------

2. Gross Coupon

----------------------------------------------------------------------------------------
                                           Percent
                 Number      Aggregate    of Loans     Average
                   of         Current        by       Original     W.A.     Min.    W.A.
                Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Gross Coupon      Loans       Balance      Balance     Balance    Coupon   Score   Score
----------------------------------------------------------------------------------------
4.751 - 4.875         2    $    356,809      0.11%     $178,500   4.875%    771     777
----------------------------------------------------------------------------------------
4.876 - 5.000         2         513,582      0.16       257,100   5.000     670     670
----------------------------------------------------------------------------------------
5.126 - 5.250         1         140,000      0.04       140,000   5.250     716     716
----------------------------------------------------------------------------------------
5.251 - 5.375         6       1,022,694      0.32       170,663   5.375     647     746
----------------------------------------------------------------------------------------
5.376 - 5.500        17       4,130,896      1.29       243,312   5.500     619     718
----------------------------------------------------------------------------------------

-------------------------------------------------------------------------

                                                           W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Gross Coupon    Score      LTV        LTV        LTV     Maturity     Age
-------------------------------------------------------------------------
4.751 - 4.875    784     69.66%     73.06%      77.50%      292        0
-------------------------------------------------------------------------
4.876 - 5.000    670     60.17      64.43       66.74       359        1
-------------------------------------------------------------------------
5.126 - 5.250    716     16.47      16.47       16.47       360        0
-------------------------------------------------------------------------
5.251 - 5.375    790     26.42      65.55       82.20       350        1
-------------------------------------------------------------------------
5.376 - 5.500    813     29.72      62.56       95.00       358        1
-------------------------------------------------------------------------

--------------------------------------------------------------------------------------
5.501 - 5.625      19       2,917,375      0.91       153,787   5.625     655     736
--------------------------------------------------------------------------------------
5.626 - 5.750      44       9,557,331      2.98       217,568   5.750     641     744
--------------------------------------------------------------------------------------
5.751 - 5.875     117      19,727,256      6.14       168,837   5.875     611     728
--------------------------------------------------------------------------------------
5.876 - 6.000     130      21,741,922      6.77       167,421   6.000     626     734
--------------------------------------------------------------------------------------
6.001 - 6.125     130      21,335,690      6.65       164,296   6.125     647     739
--------------------------------------------------------------------------------------
6.126 - 6.250     421      69,633,413     21.69       165,535   6.250     627     734
--------------------------------------------------------------------------------------
6.251 - 6.375     368      58,734,758     18.29       159,814   6.375     604     734
--------------------------------------------------------------------------------------
6.376 - 6.500     268      37,359,333     11.64       139,486   6.500     620     733
--------------------------------------------------------------------------------------
6.501 - 6.625     175      24,205,530      7.54       138,408   6.625     624     729
--------------------------------------------------------------------------------------
6.626 - 6.750     213      26,768,168      8.34       125,722   6.750     625     740
--------------------------------------------------------------------------------------
6.751 - 6.875     125      16,663,308      5.19       133,355   6.875     624     733
--------------------------------------------------------------------------------------
6.876 - 7.000      31       3,705,351      1.15       119,563   7.000     630     732
--------------------------------------------------------------------------------------
7.001 - 7.125       7         559,195      0.17        79,910   7.125     701     753
--------------------------------------------------------------------------------------
7.126 - 7.250       4         750,771      0.23       187,775   7.250     690     724
--------------------------------------------------------------------------------------
7.251 - 7.375       2         852,000      0.27       426,000   7.375     723     752
--------------------------------------------------------------------------------------
7.501 - 7.625       1         399,710      0.12       400,000   7.625     747     747
--------------------------------------------------------------------------------------
Total:          2,083    $321,075,093    100.00%     $154,280   6.336%    604     734
--------------------------------------------------------------------------------------

-------------------------------------------------------------------------
5.501 - 5.625    814     21.58      65.19      100.00       359        1
-------------------------------------------------------------------------
5.626 - 5.750    815     19.75      66.88      103.00       359        1
-------------------------------------------------------------------------
5.751 - 5.875    810     20.00      69.88      103.00       355        1
-------------------------------------------------------------------------
5.876 - 6.000    822     22.00      71.66      103.00       359        1
-------------------------------------------------------------------------
6.001 - 6.125    819     16.03      73.50      103.00       359        1
-------------------------------------------------------------------------
6.126 - 6.250    834     10.35      70.81      103.00       359        1
-------------------------------------------------------------------------
6.251 - 6.375    832     15.37      72.31      103.00       359        1
-------------------------------------------------------------------------
6.376 - 6.500    817     15.90      73.56      103.00       359        1
-------------------------------------------------------------------------
6.501 - 6.625    837     12.22      72.76      103.00       359        1
-------------------------------------------------------------------------
6.626 - 6.750    837     26.25      72.65      103.00       359        0
-------------------------------------------------------------------------
6.751 - 6.875    804     21.28      76.32      103.00       359        0
-------------------------------------------------------------------------
6.876 - 7.000    809     58.57      82.09      103.00       360        0
-------------------------------------------------------------------------
7.001 - 7.125    793     55.00      73.19       80.00       360        0
-------------------------------------------------------------------------
7.126 - 7.250    760     70.00      83.77       90.00       360        0
-------------------------------------------------------------------------
7.251 - 7.375    793     78.13      78.90       80.00       360        0
-------------------------------------------------------------------------
7.501 - 7.625    747     80.00      80.00       80.00       359        1
-------------------------------------------------------------------------
Total:           837     10.35%     72.04%     103.00%      358        1
-------------------------------------------------------------------------

W.A.: 6.336%
Lowest: 4.875%
Highest: 7.625%

--------------------------------------------------------------------------------

3. Credit Score

---------------------------------------------------------------------------------------
                                          Percent
                Number      Aggregate    of Loans     Average
                  of         Current        by       Original     W.A.    Min.    W.A.
               Mortgage     Principal    Principal   Principal    Gross   FICO    FICO
Credit Score     Loans       Balance      Balance     Balance    Coupon   Score   Score
---------------------------------------------------------------------------------------
825 - 849            6    $    881,008      0.27%     $146,942   6.507%    825     833
---------------------------------------------------------------------------------------
800 - 824           95      13,342,683      4.16       140,954   6.328     800     807
---------------------------------------------------------------------------------------
775 - 799          297      44,239,332     13.78       149,083   6.319     775     786
---------------------------------------------------------------------------------------
750 - 774          439      69,056,713     21.51       157,442   6.334     750     761
---------------------------------------------------------------------------------------
725 - 749          395      63,040,422     19.63       159,715   6.337     725     738
---------------------------------------------------------------------------------------
700 - 724          364      57,246,724     17.83       157,379   6.383     700     712
---------------------------------------------------------------------------------------
675 - 699          271      43,399,421     13.52       160,265   6.333     675     688
---------------------------------------------------------------------------------------
650 - 674          120      15,861,547      4.94       132,289   6.255     650     664
---------------------------------------------------------------------------------------
625 - 649           64       8,584,298      2.67       134,227   6.342     625     640
---------------------------------------------------------------------------------------

------------------------------------------------------------------------

                                                          W.A.
               Max.      Min.       W.A.       Max.     Remaining   W.A.
               FICO    Original   Original   Original    Term to    Loan
Credit Score   Score      LTV        LTV        LTV     Maturity     Age
------------------------------------------------------------------------
825 - 849       837     35.44%     53.81%      80.00%      352        1
------------------------------------------------------------------------
800 - 824       822     12.22      65.07      103.00       359        1
------------------------------------------------------------------------
775 - 799       799     10.35      68.82      103.00       358        1
------------------------------------------------------------------------
750 - 774       774     19.75      72.68      103.00       358        1
------------------------------------------------------------------------
725 - 749       749     26.98      74.71      103.00       359        1
------------------------------------------------------------------------
700 - 724       724     11.25      72.30      103.00       359        1
------------------------------------------------------------------------
675 - 699       699     17.27      73.48       97.00       359        1
------------------------------------------------------------------------
650 - 674       674     16.67      69.90       97.00       355        1
------------------------------------------------------------------------
625 - 649       649     31.69      72.72       97.00       355        1
------------------------------------------------------------------------

---------------------------------------------------------------------------------------
600 - 624           12       2,113,838      0.66       176,325   5.946     604     618
---------------------------------------------------------------------------------------
N/A                 20       3,309,107      1.03       165,654   6.447       0       0
---------------------------------------------------------------------------------------
Total:           2,083    $321,075,093    100.00%     $154,280   6.336%    604     734
---------------------------------------------------------------------------------------

------------------------------------------------------------------------
600 - 624       624     50.30      60.87       74.44       359        1
------------------------------------------------------------------------
N/A               0     53.22      76.42       80.00       359        1
------------------------------------------------------------------------
Total:          837     10.35%     72.04%     103.00%      358        1
------------------------------------------------------------------------

W.A.: 734
Lowest: 604
Highest: 837

--------------------------------------------------------------------------------

4. Index

---------------------------------------------------------------------------------
                                    Percent
          Number      Aggregate    of Loans     Average
            of         Current        by       Original     W.A.    Min.    W.A.
         Mortgage     Principal    Principal   Principal    Gross   FICO    FICO
Index      Loans       Balance      Balance     Balance    Coupon   Score   Score
---------------------------------------------------------------------------------
FIX        2,083    $321,075,093    100.00%     $154,280   6.336%    604     734
---------------------------------------------------------------------------------
Total:     2,083    $321,075,093    100.00%     $154,280   6.336%    604     734
---------------------------------------------------------------------------------

------------------------------------------------------------------
                                                    W.A.
         Max.      Min.       W.A.       Max.     Remaining   W.A.
         FICO    Original   Original   Original    Term to    Loan
Index    Score      LTV        LTV        LTV     Maturity     Age
------------------------------------------------------------------
FIX       837     10.35%     72.04%     103.00%      358        1
------------------------------------------------------------------
Total:    837     10.35%     72.04%     103.00%      358        1
------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

----------------------------------------------------------------------------------------------
                                                 Percent
                       Number      Aggregate    of Loans     Average
                         of         Current        by       Original     W.A.    Min.    W.A.
                      Mortgage     Principal    Principal   Principal    Gross   FICO    FICO
Loan Purpose            Loans       Balance      Balance     Balance    Coupon   Score   Score
----------------------------------------------------------------------------------------------
Purchase                1,171    $174,516,151     54.35%     $149,184   6.374%    611     741
----------------------------------------------------------------------------------------------
Refinance-Cashout         627      99,745,452     31.07       159,192   6.341     604     728
----------------------------------------------------------------------------------------------
Refinance-Rate/Term       285      46,813,490     14.58       164,415   6.188     619     723
----------------------------------------------------------------------------------------------
Total:                  2,083    $321,075,093    100.00%     $154,280   6.336%    604     734
----------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                                 W.A.
                      Max.      Min.       W.A.       Max.     Remaining   W.A.
                      FICO    Original   Original   Original    Term to    Loan
Loan Purpose          Score      LTV        LTV        LTV     Maturity     Age
-------------------------------------------------------------------------------
Purchase               837     15.37%     79.93%     103.00%      359        1
-------------------------------------------------------------------------------
Refinance-Cashout      837     12.22      63.17       90.00       359        1
-------------------------------------------------------------------------------
Refinance-Rate/Term    832     10.35      61.54       95.00       355        1
-------------------------------------------------------------------------------
Total:                 837     10.35%     72.04%     103.00%      358        1
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

----------------------------------------------------------------------------------------------
                                                 Percent
                       Number      Aggregate    of Loans     Average
                         of         Current        by       Original     W.A.    Min.    W.A.
                      Mortgage     Principal    Principal   Principal    Gross   FICO    FICO
----------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                                 W.A.
                      Max.      Min.       W.A.       Max.     Remaining   W.A.
                      FICO    Original   Original   Original    Term to    Loan
-------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                          Principal
Property Type     Loans       Balance      Balance     Balance    Coupon   Score   Score
----------------------------------------------------------------------------------------
SFR               1,348    $198,855,567     61.93%     $147,639   6.330%    611     734
----------------------------------------------------------------------------------------
PUD Detach          168      32,903,764     10.25       196,013   6.334     650     734
----------------------------------------------------------------------------------------
Condo               224      32,374,015     10.08       144,802   6.390     604     736
----------------------------------------------------------------------------------------
2-Family            176      27,293,373      8.50       155,189   6.342     624     734
----------------------------------------------------------------------------------------
4-Family             57      12,579,477      3.92       220,832   6.249     633     733
----------------------------------------------------------------------------------------
3-Family             36       8,176,216      2.55       227,296   6.194     614     735
----------------------------------------------------------------------------------------
PUD Attach           42       5,329,279      1.66       126,966   6.424     633     738
----------------------------------------------------------------------------------------
Townhouse            24       1,995,243      0.62        83,176   6.567     656     756
----------------------------------------------------------------------------------------
Condotel              8       1,568,157      0.49       196,250   6.784     621     751
----------------------------------------------------------------------------------------
Total:            2,083    $321,075,093    100.00%     $154,280   6.336%    604     734
----------------------------------------------------------------------------------------

-------------------------------------------------------------------------

Property Type   Score      LTV        LTV        LTV     Maturity     Age
-------------------------------------------------------------------------
SFR              837     10.35%     72.77%     103.00%      359        1
-------------------------------------------------------------------------
PUD Detach       809     32.35      76.90      103.00       357        1
-------------------------------------------------------------------------
Condo            821     16.67      73.43      103.00       359        1
-------------------------------------------------------------------------
2-Family         837     13.04      68.02       94.57       358        1
-------------------------------------------------------------------------
4-Family         809     11.25      59.94       79.81       359        1
-------------------------------------------------------------------------
3-Family         813     24.51      58.52       80.00       352        1
-------------------------------------------------------------------------
PUD Attach       813     21.58      75.08      103.00       359        1
-------------------------------------------------------------------------
Townhouse        815     44.34      78.34      103.00       359        1
-------------------------------------------------------------------------
Condotel         807     42.63      69.00       80.00       359        1
-------------------------------------------------------------------------
Total:           837     10.35%     72.04%     103.00%      358        1
-------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

-------------------------------------------------------------------------------------------
                                              Percent
                    Number      Aggregate    of Loans     Average
                      of         Current        by       Original     W.A.    Min.    W.A.
                   Mortgage     Principal    Principal   Principal    Gross   FICO    FICO
Occupancy Status     Loans       Balance      Balance     Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------------
Investor             1,245    $158,491,943     49.36%     $127,436   6.342%    604     737
-------------------------------------------------------------------------------------------
Primary                794     154,557,090     48.14       194,804   6.322     619     731
-------------------------------------------------------------------------------------------
Secondary               44       8,026,060      2.50       182,594   6.485     611     738
-------------------------------------------------------------------------------------------
Total:               2,083    $321,075,093    100.00%     $154,280   6.336%    604     734
-------------------------------------------------------------------------------------------

----------------------------------------------------------------------------

                                                               W.A.
                   Max.      Min.       W.A.       Max.     Remaining   W.A.
                   FICO    Original   Original   Original    Term to    Loan
Occupancy Status   Score      LTV        LTV        LTV     Maturity     Age
----------------------------------------------------------------------------
Investor            837     10.35%     66.72%      90.00%      358        1
----------------------------------------------------------------------------
Primary             816     19.75      77.50      103.00       359        1
----------------------------------------------------------------------------
Secondary           807     31.91      72.05       83.03       359        1
----------------------------------------------------------------------------
Total:              837     10.35%     72.04%     103.00%      358        1
----------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

-----------------------------------------------------------------------------------------------
                                                  Percent
                        Number      Aggregate    of Loans     Average
                          of         Current        by       Original     W.A.    Min.    W.A.
Geographic             Mortgage     Principal    Principal   Principal    Gross   FICO    FICO
Distribution             Loans       Balance      Balance     Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------------------
California                 455    $108,074,949     33.66%     $237,714   6.302%    624     737
-----------------------------------------------------------------------------------------------
Florida                    379      45,937,960     14.31       121,300   6.435     620     730
-----------------------------------------------------------------------------------------------
Texas                      140      14,856,581      4.63       106,231   6.327     627     734
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                  W.A.
                       Max.      Min.       W.A.       Max.     Remaining   W.A.
Geographic             FICO    Original   Original   Original    Term to    Loan
Distribution           Score      LTV        LTV        LTV     Maturity     Age
--------------------------------------------------------------------------------
California              837     10.35%     62.98%     103.00%      358        1
--------------------------------------------------------------------------------
Florida                 822     25.95      76.07      103.00       359        1
--------------------------------------------------------------------------------
Texas                   816     39.68      83.00      103.00       359        1
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Virginia                   103      13,685,526      4.26       132,965   6.378     604     738
----------------------------------------------------------------------------------------------
Maryland                    66      11,020,089      3.43       167,116   6.318     629     734
----------------------------------------------------------------------------------------------
Missouri                    82       9,803,470      3.05       119,639   6.470     628     744
----------------------------------------------------------------------------------------------
Washington                  68       9,380,160      2.92       138,038   6.342     672     739
----------------------------------------------------------------------------------------------
Georgia                     73       8,808,111      2.74       120,789   6.181     633     724
----------------------------------------------------------------------------------------------
North Carolina              74       8,161,400      2.54       110,360   6.362     647     727
----------------------------------------------------------------------------------------------
Illinois                    37       7,013,518      2.18       189,666   6.312     614     728
----------------------------------------------------------------------------------------------
Pennsylvania                58       6,551,671      2.04       113,046   6.224     635     735
----------------------------------------------------------------------------------------------
Nevada                      38       6,496,719      2.02       171,105   6.426     611     745
----------------------------------------------------------------------------------------------
New York                    23       6,372,715      1.98       277,287   6.145     619     724
----------------------------------------------------------------------------------------------
Arizona                     46       5,946,235      1.85       129,356   6.462     645     730
----------------------------------------------------------------------------------------------
South Carolina              49       5,880,687      1.83       120,167   6.304     625     724
----------------------------------------------------------------------------------------------
Massachusetts               26       5,756,321      1.79       221,558   6.326     622     715
----------------------------------------------------------------------------------------------
District of Columbia        20       5,242,621      1.63       262,403   6.214     680     739
----------------------------------------------------------------------------------------------
Wisconsin                   40       4,513,799      1.41       112,912   6.351     647     730
----------------------------------------------------------------------------------------------
Hawaii                      16       3,704,640      1.15       231,631   6.280     674     717
----------------------------------------------------------------------------------------------
Colorado                    20       3,424,378      1.07       173,197   6.241     687     756
----------------------------------------------------------------------------------------------
Other                      270      30,443,546      9.48       112,843   6.365     620     736
----------------------------------------------------------------------------------------------
Total:                   2,083    $321,075,093    100.00%     $154,280   6.336%    604     734
----------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
Virginia                828     32.76      76.44      103.00       359        1
---------------------------------------------------------------------------------
Maryland                834     30.94      71.88      103.00       357        1
---------------------------------------------------------------------------------
Missouri                832     45.08      81.57      103.00       359        1
---------------------------------------------------------------------------------
Washington              837     26.88      69.59       90.00       359        1
---------------------------------------------------------------------------------
Georgia                 798     27.96      73.76       97.00       357        1
---------------------------------------------------------------------------------
North Carolina          811     33.50      78.94      103.00       359        1
---------------------------------------------------------------------------------
Illinois                790     32.90      79.48      100.00       359        1
---------------------------------------------------------------------------------
Pennsylvania            790     58.33      84.38      103.00       359        1
---------------------------------------------------------------------------------
Nevada                  798     17.27      75.10      101.59       359        1
---------------------------------------------------------------------------------
New York                801     20.00      70.77       90.00       359        1
---------------------------------------------------------------------------------
Arizona                 816     44.24      76.83       97.00       358        1
---------------------------------------------------------------------------------
South Carolina          799     35.83      80.77      100.00       359        1
---------------------------------------------------------------------------------
Massachusetts           786     16.47      70.94      100.00       357        1
---------------------------------------------------------------------------------
District of Columbia    799     21.58      74.07       90.00       359        1
---------------------------------------------------------------------------------
Wisconsin               803     55.48      78.40      103.00       359        1
---------------------------------------------------------------------------------
Hawaii                  779     37.00      67.69       80.00       360        0
---------------------------------------------------------------------------------
Colorado                821     57.89      76.31      103.00       359        1
---------------------------------------------------------------------------------
Other                   811     31.91      77.82      103.00       358        1
---------------------------------------------------------------------------------
Total:                  837     10.35%     72.04%     103.00%      358        1
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

-----------------------------------------------------------------------------------------------
                                                  Percent
                        Number      Aggregate    of Loans     Average
                          of         Current        by       Original     W.A.    Min.    W.A.
                       Mortgage     Principal    Principal   Principal    Gross   FICO    FICO
County Distribution      Loans       Balance      Balance     Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------------------
Los Angeles, CA           123      $33,126,573     10.32%     $269,526   6.260%    626     734
-----------------------------------------------------------------------------------------------
Orange, CA                 31        8,969,019      2.79       289,536   6.431     674     741
-----------------------------------------------------------------------------------------------
Dade, FL                   59        8,343,974      2.60       141,535   6.448     621     724
-----------------------------------------------------------------------------------------------
San Diego, CA              31        8,126,367      2.53       262,287   6.310     626     746
-----------------------------------------------------------------------------------------------
Broward, FL                41        5,366,276      1.67       130,967   6.438     627     722
-----------------------------------------------------------------------------------------------
Dist Of Columbia, DC       20        5,242,621      1.63       262,403   6.214     680     739
-----------------------------------------------------------------------------------------------
Cook, IL                   22        4,496,594      1.40       204,519   6.303     614     727
-----------------------------------------------------------------------------------------------
Sacramento, CA             22        4,379,330      1.36       199,200   6.303     650     721
-----------------------------------------------------------------------------------------------
Alameda, CA                18        4,371,060      1.36       243,011   6.363     697     739
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                  W.A.
                       Max.      Min.       W.A.       Max.     Remaining   W.A.
                       FICO    Original   Original   Original    Term to    Loan
County Distribution    Score      LTV        LTV        LTV     Maturity     Age
--------------------------------------------------------------------------------
Los Angeles, CA         819     11.25%     62.55%     102.79%      358        1
--------------------------------------------------------------------------------
Orange, CA              837     10.35      62.43       80.00       358        1
--------------------------------------------------------------------------------
Dade, FL                810     25.95      74.36      103.00       359        1
--------------------------------------------------------------------------------
San Diego, CA           806     25.40      61.37       80.00       359        1
--------------------------------------------------------------------------------
Broward, FL             802     27.89      74.12       97.00       359        1
--------------------------------------------------------------------------------
Dist Of Columbia, DC    799     21.58      74.07       90.00       359        1
--------------------------------------------------------------------------------
Cook, IL                790     56.52      79.45      100.00       359        1
--------------------------------------------------------------------------------
Sacramento, CA          814     35.18      70.89       80.00       359        1
--------------------------------------------------------------------------------
Alameda, CA             787     26.42      61.61       84.51       357        1
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
San Francisco, CA          11       4,034,996       1.26      367,055   6.201     668     755
---------------------------------------------------------------------------------------------
Other                   1,705     234,618,284      73.07      137,740   6.344     604     734
---------------------------------------------------------------------------------------------
Total:                  2,083    $321,075,093     100.00%    $154,280   6.336%    604     734
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
San Francisco, CA      798      24.10      55.68      80.00       359        1
--------------------------------------------------------------------------------
Other                  837      12.22      74.30     103.00       358        1
--------------------------------------------------------------------------------
Total:                 837      10.35%     72.04%    103.00%      358        1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

------------------------------------------------------------------------------------------
                                             Percent
                   Number      Aggregate    of Loans     Average
                     of         Current        by       Original     W.A.     Min.    W.A.
                  Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Original LTV        Loans       Balance      Balance     Balance    Coupon   Score   Score
------------------------------------------------------------------------------------------
10.01 - 15.00           4    $    250,900       0.08%    $ 62,768   6.399%    710     781
------------------------------------------------------------------------------------------
15.01 - 20.00          13       1,671,544       0.52      128,693   5.988     671     753
------------------------------------------------------------------------------------------
20.01 - 25.00           7       1,226,929       0.38      175,372   6.378     719     778
------------------------------------------------------------------------------------------
25.01 - 30.00          20       2,962,475       0.92      148,227   6.249     653     749
------------------------------------------------------------------------------------------
30.01 - 35.00          38       5,079,486       1.58      133,770   6.356     640     757
------------------------------------------------------------------------------------------
35.01 - 40.00          36       5,753,902       1.79      160,000   6.406     648     735
------------------------------------------------------------------------------------------
40.01 - 45.00          45       7,196,116       2.24      160,025   6.244     632     739
------------------------------------------------------------------------------------------
45.01 - 50.00          60       9,904,423       3.08      165,226   6.249     658     751
------------------------------------------------------------------------------------------
50.01 - 55.00          76      12,261,654       3.82      161,469   6.243     619     731
------------------------------------------------------------------------------------------
55.01 - 60.00          79      13,508,995       4.21      171,152   6.231     624     729
------------------------------------------------------------------------------------------
60.01 - 65.00         110      21,321,406       6.64      194,029   6.229     614     731
------------------------------------------------------------------------------------------
65.01 - 70.00         239      38,712,820      12.06      162,085   6.318     620     724
------------------------------------------------------------------------------------------
70.01 - 75.00         208      35,613,506      11.09      171,344   6.284     604     738
------------------------------------------------------------------------------------------
75.01 - 80.00         816     123,721,439      38.53      151,775   6.396     625     735
------------------------------------------------------------------------------------------
80.01 - 85.00          32       4,159,760       1.30      130,078   6.335     639     720
------------------------------------------------------------------------------------------
85.01 - 90.00         167      19,440,419       6.05      116,493   6.438     641     735
------------------------------------------------------------------------------------------
90.01 - 95.00           6         844,079       0.26      140,839   5.939     667     730
------------------------------------------------------------------------------------------
95.01 - 100.00         73      10,783,765       3.36      147,830   6.341     644     726
------------------------------------------------------------------------------------------
100.01 - 105.00        54       6,661,475       2.07      123,631   6.356     700     747
------------------------------------------------------------------------------------------
Total:              2,083    $321,075,093     100.00%    $154,280   6.336%    604     734
------------------------------------------------------------------------------------------

---------------------------------------------------------------------------

                                                             W.A.
                   Max.     Min.       W.A.       Max.     Remaining   W.A.
                   FICO   Original   Original   Original    Term to    Loan
Original LTV      Score      LTV        LTV        LTV     Maturity     Age
---------------------------------------------------------------------------
10.01 - 15.00      806      10.35%     11.49%     13.04%      359        1
---------------------------------------------------------------------------
15.01 - 20.00      796      15.15      18.39      20.00       358        1
---------------------------------------------------------------------------
20.01 - 25.00      816      21.28      22.68      24.51       359        1
---------------------------------------------------------------------------
25.01 - 30.00      813      25.40      27.32      29.72       359        1
---------------------------------------------------------------------------
30.01 - 35.00      817      30.12      32.45      34.73       354        1
---------------------------------------------------------------------------
35.01 - 40.00      837      35.14      37.48      39.95       358        0
---------------------------------------------------------------------------
40.01 - 45.00      815      40.07      42.75      44.84       359        1
---------------------------------------------------------------------------
45.01 - 50.00      837      45.08      47.91      50.00       357        1
---------------------------------------------------------------------------
50.01 - 55.00      834      50.15      52.18      55.00       358        1
---------------------------------------------------------------------------
55.01 - 60.00      816      55.15      57.69      60.00       353        1
---------------------------------------------------------------------------
60.01 - 65.00      825      60.06      63.23      65.00       358        1
---------------------------------------------------------------------------
65.01 - 70.00      819      65.03      68.56      70.00       358        1
---------------------------------------------------------------------------
70.01 - 75.00      815      70.02      73.55      75.00       359        1
---------------------------------------------------------------------------
75.01 - 80.00      828      75.11      79.76      80.00       359        1
---------------------------------------------------------------------------
80.01 - 85.00      822      81.41      83.67      85.00       359        1
---------------------------------------------------------------------------
85.01 - 90.00      811      85.72      89.77      90.00       358        1
---------------------------------------------------------------------------
90.01 - 95.00      759      92.16      94.26      95.00       359        1
---------------------------------------------------------------------------
95.01 - 100.00     813      95.28      98.35     100.00       359        1
---------------------------------------------------------------------------
100.01 - 105.00    803     100.52     102.76     103.00       359        1
---------------------------------------------------------------------------
Total:             837      10.35%     72.04%    103.00%      358        1
---------------------------------------------------------------------------

W.A.: 72.04%
Lowest: 10.35%
Highest: 103.00%

--------------------------------------------------------------------------------

11. Original Term

----------------------------------------------------------------------------------------
                                           Percent
                 Number      Aggregate    of Loans     Average
                   of         Current        by       Original     W.A.     Min.    W.A.
                Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Original Term     Loans       Balance      Balance     Balance    Coupon   Score   Score
----------------------------------------------------------------------------------------
240                   4    $    969,658       0.30%    $242,838   5.678%    654     706
----------------------------------------------------------------------------------------
300                  27       2,720,916       0.85      100,912   6.349     638     724
----------------------------------------------------------------------------------------
360               2,052     317,384,519      98.85      154,810   6.338     604     734
----------------------------------------------------------------------------------------
Total:            2,083    $321,075,093     100.00%    $154,280   6.336%    604     734
----------------------------------------------------------------------------------------

-------------------------------------------------------------------------

                                                           W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Original Term   Score      LTV        LTV        LTV     Maturity     Age
-------------------------------------------------------------------------
240              771      48.70%     61.11%     89.11%      239        1
-------------------------------------------------------------------------
300              834      15.90      57.30      90.00       299        1
-------------------------------------------------------------------------
360              837      10.35      72.20     103.00       359        1
-------------------------------------------------------------------------
Total:           837      10.35%     72.04%    103.00%      358        1
-------------------------------------------------------------------------

W.A.: 359.1 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an
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that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market
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statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that
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Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing
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any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold
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this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                 BoAALT 2004-07
                            30 Yr Crossed Fixed Rate
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $321,075,093.03
Loan Count: 2,083
Cut-off Date: 2004-07-01
Avg. Loan Balance: $154,140.71
Avg. Orig. Balance: $154,280.36
W.A. FICO*: 734
W.A. Orig. LTV: 72.04%
W.A. Cut-Off LTV: 71.98%
W.A. Gross Coupon: 6.3363%
W.A. Net Coupon: 6.0808%
W.A. Admin Fee: 0.2555%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 COLTV: 13.05%
% over 100 COLTV: 2.05%
% with PMI: 13.05%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 27.19%
W.A. MI Adjusted LTV: 68.62%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.50%
% Conforming: 83.72%

* FICO not available for 20 loans, or 1.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

-----------------------------
Original Balance      Percent
-----------------------------
<= 50,000               1.67%
-----------------------------
50,001 - 150,000       36.17
-----------------------------
150,001 - 250,000      26.67
-----------------------------
250,001 - 350,000      16.47
-----------------------------
350,001 - 450,000       8.89
-----------------------------

-----------------------------
450,001 - 550,000       4.56
-----------------------------
550,001 - 650,000       3.12
-----------------------------
650,001 - 750,000       1.09
-----------------------------
750,001 - 850,000       0.49
-----------------------------
850,001 - 950,000       0.27
-----------------------------
950,001 - 1,050,000     0.60
-----------------------------
Total:                100.00%
-----------------------------

Average: $154,280.36
Lowest: $17,100.00
Highest: $968,500.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-----------------------------
Cut-Off Balance       Percent
-----------------------------
<= 50,000               1.67%
-----------------------------
50,001 - 150,000       36.17
-----------------------------
150,001 - 250,000      26.75
-----------------------------
250,001 - 350,000      16.39
-----------------------------
350,001 - 450,000       8.89
-----------------------------
450,001 - 550,000       4.56
-----------------------------
550,001 - 650,000       3.12
-----------------------------
650,001 - 750,000       1.09
-----------------------------
750,001 - 850,000       0.49
-----------------------------
850,001 - 950,000       0.27
-----------------------------
950,001 - 1,050,000     0.60
-----------------------------
Total:                100.00%
-----------------------------

Average: $154,140.71
Lowest: $17,083.77
Highest: $966,472.79

--------------------------------------------------------------------------------

4. Index

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

5. Product Type

----------------------
Product Type   Percent
----------------------
30 YR FIXED     98.85%
----------------------
25 YR FIXED      0.85
----------------------
20 YR FIXED      0.30
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

6. Coupon

-----------------------
Coupon          Percent
-----------------------
4.751 - 4.875     0.11%
-----------------------
4.876 - 5.000     0.16
-----------------------
5.126 - 5.250     0.04
-----------------------
5.251 - 5.375     0.32
-----------------------
5.376 - 5.500     1.29
-----------------------
5.501 - 5.625     0.91
-----------------------
5.626 - 5.750     2.98
-----------------------
5.751 - 5.875     6.14
-----------------------
5.876 - 6.000     6.77
-----------------------
6.001 - 6.125     6.65
-----------------------
6.126 - 6.250    21.69
-----------------------
6.251 - 6.375    18.29
-----------------------
6.376 - 6.500    11.64
-----------------------
6.501 - 6.625     7.54
-----------------------
6.626 - 6.750     8.34
-----------------------

-----------------------
6.751 - 6.875     5.19
-----------------------
6.876 - 7.000     1.15
-----------------------
7.001 - 7.125     0.17
-----------------------
7.126 - 7.250     0.23
-----------------------
7.251 - 7.375     0.27
-----------------------
7.501 - 7.625     0.12
-----------------------
Total:          100.00%
-----------------------

W.A.: 6.336
Lowest: 4.875
Highest: 7.625

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        4.43%
----------------------
750 - 799       35.29
----------------------
700 - 749       37.46
----------------------
650 - 699       18.46
----------------------
600 - 649        3.33
----------------------
N/A              1.03
----------------------
Total:         100.00%
----------------------

W.A.: 734
Lowest: 604
Highest: 837

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Purchase               54.35%
-----------------------------
Refinance-Cashout      31.07
-----------------------------
Refinance-Rate/Term    14.58
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              61.93%
-----------------------
PUD Detach       10.25
-----------------------
Condo            10.08
-----------------------
2-Family          8.50
-----------------------
4-Family          3.92
-----------------------
3-Family          2.55
-----------------------
PUD Attach        1.66
-----------------------
Townhouse         0.62
-----------------------
Condotel          0.49
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. Appraisal Method

--------------------------
Appraisal Method   Percent
--------------------------
2055E                6.93%
--------------------------
2055IE               9.79
--------------------------
2065                 0.09
--------------------------
AVM                  8.09
--------------------------

--------------------------
FULL                74.99
--------------------------
Tax Assessment       0.10
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

12. Documentation

------------------------
Documentation    Percent
------------------------
Standard          39.17%
------------------------
Reduced           31.72
------------------------
Stated            23.34
------------------------
No Ratio           5.22
------------------------
Rapid              0.44
------------------------
All Ready Home     0.11
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Investor            49.36%
--------------------------
Primary             48.14
--------------------------
Secondary            2.50
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

14. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             86.95%
-----------------------

-----------------------
UGIC              6.14
-----------------------
RMIC              1.71
-----------------------
PMIC              1.50
-----------------------
GEMIC             1.38
-----------------------
RGIC              1.37
-----------------------
TGIC              0.58
-----------------------
MGIC              0.36
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

15. State

--------------------
State        Percent
--------------------
California    33.66%
--------------------
Florida       14.31
--------------------
Texas          4.63
--------------------
Virginia       4.26
--------------------
Maryland       3.43
--------------------
Other         39.71
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

16. California

-----------------------------
California            Percent
-----------------------------
Northern California    41.16%
-----------------------------
Southern California    58.84
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

17. Zip Code

------------------
Zip Code   Percent
------------------
92646        0.50%
------------------
90026        0.49
------------------
90265        0.45
------------------
34984        0.38
------------------
20015        0.35
------------------
Other       97.83
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

18. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------

--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

22. Original Term

-----------------------
Original Term   Percent
-----------------------
240               0.30%
-----------------------
300               0.85
-----------------------
360              98.85
-----------------------
Total:          100.00%
-----------------------

W.A.: 359.1 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
235 - 240                  0.30%
--------------------------------
295 - 300                  0.85
--------------------------------
355 - 360                 98.85
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 358.4 months
Lowest: 239 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  33.67%
-------------------------
1 - 6              66.33
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 4 months

--------------------------------------------------------------------------------

25. OLTV

------------------------
OLTV             Percent
------------------------
<= 20.00           0.60%
------------------------
20.01 - 25.00      0.38
------------------------
25.01 - 30.00      0.92
------------------------
30.01 - 35.00      1.58
------------------------
35.01 - 40.00      1.79
------------------------
40.01 - 45.00      2.24
------------------------
45.01 - 50.00      3.08
------------------------
50.01 - 55.00      3.82
------------------------
55.01 - 60.00      4.21
------------------------
60.01 - 65.00      6.64
------------------------
65.01 - 70.00     12.06
------------------------
70.01 - 75.00     11.09
------------------------
75.01 - 80.00     38.53
------------------------
80.01 - 85.00      1.30
------------------------
85.01 - 90.00      6.05
------------------------
90.01 - 95.00      0.26
------------------------

------------------------
95.01 - 100.00     3.36
------------------------
>= 100.01          2.07
------------------------
Total:           100.00%
------------------------

W.A.: 72.04%
Lowest: 10.35%
Highest: 103.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV

------------------------
Cut-Off LTV      Percent
------------------------
<= 20.00           0.60%
------------------------
20.01 - 25.00      0.38
------------------------
25.01 - 30.00      0.92
------------------------
30.01 - 35.00      1.60
------------------------
35.01 - 40.00      1.78
------------------------
40.01 - 45.00      2.24
------------------------
45.01 - 50.00      3.08
------------------------
50.01 - 55.00      3.84
------------------------
55.01 - 60.00      4.21
------------------------
60.01 - 65.00      6.76
------------------------
65.01 - 70.00     12.07
------------------------
70.01 - 75.00     11.00
------------------------
75.01 - 80.00     38.47
------------------------
80.01 - 85.00      1.30
------------------------
85.01 - 90.00      6.05
------------------------
90.01 - 95.00      0.26
------------------------
95.01 - 100.00     3.39
------------------------
>= 100.01          2.05
------------------------
Total:           100.00%
------------------------

W.A.: 71.98%
Lowest: 10.34%
Highest: 103.00%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                 BoAALT 2004-07
                            15 Yr Crossed Fixed Rate

--------------------------------------------------------------------------------

1. Original Balance

----------------------------------------------------------------------------------------
                                                  Percent
                         Number     Aggregate     of Loans     Average
                           of        Current        by        Original     W.A.     Min.
                        Mortgage    Principal    Principal    Principal    Gross    FICO
Original Balance          Loans      Balance      Balance      Balance    Coupon   Score
----------------------------------------------------------------------------------------
<= 50,000                  177     $ 6,968,776       7.49%   $   39,483    5.743%   615
----------------------------------------------------------------------------------------
50,001 - 150,000           524      45,485,359      48.88        87,069    5.668    602
----------------------------------------------------------------------------------------
150,001 - 250,000          105      20,108,978      21.61       192,097    5.607    648
----------------------------------------------------------------------------------------
250,001 - 350,000           30       8,997,028       9.67       300,629    5.801    647
----------------------------------------------------------------------------------------
350,001 - 450,000           11       4,534,933       4.87       413,198    5.809    680
----------------------------------------------------------------------------------------
450,001 - 550,000            6       3,049,187       3.28       509,717    5.378    683
----------------------------------------------------------------------------------------
550,001 - 650,000            2       1,219,695       1.31       612,000    5.735    727
----------------------------------------------------------------------------------------
650,001 - 750,000            1         725,000       0.78       725,000    5.750    795
----------------------------------------------------------------------------------------
850,001 - 950,000            1         883,654       0.95       890,400    4.875    777
----------------------------------------------------------------------------------------
1,050,001 - 1,150,000        1       1,092,006       1.17     1,100,000    5.375      0
----------------------------------------------------------------------------------------
Total:                     858     $93,064,615     100.00%   $  108,793    5.661%   602
----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

                                                                            W.A.
                         W.A.    Max.     Min.       W.A.       Max.     Remaining   W.A.
                         FICO    FICO   Original   Original   Original    Term to    Loan
Original Balance        Score   Score      LTV        LTV        LTV      Maturity    Age
-----------------------------------------------------------------------------------------
<= 50,000                726     819       9.57%     58.24%    93.02%       179        1
-----------------------------------------------------------------------------------------
50,001 - 150,000         735     842      12.25      62.01     95.00        179        1
-----------------------------------------------------------------------------------------
150,001 - 250,000        736     839      23.16      60.92     90.00        179        1
-----------------------------------------------------------------------------------------
250,001 - 350,000        737     815      35.72      62.98     81.90        179        1
-----------------------------------------------------------------------------------------
350,001 - 450,000        705     736      45.88      62.70     80.00        179        1
-----------------------------------------------------------------------------------------
450,001 - 550,000        725     789      53.34      68.67     79.14        179        1
-----------------------------------------------------------------------------------------
550,001 - 650,000        744     759      59.00      64.03     69.70        179        1
-----------------------------------------------------------------------------------------
650,001 - 750,000        795     795      37.66      37.66     37.66        180        0
-----------------------------------------------------------------------------------------
850,001 - 950,000        777     777      34.25      34.25     34.25        178        2
-----------------------------------------------------------------------------------------
1,050,001 - 1,150,000      0       0      65.28      65.28     65.28        178        2
-----------------------------------------------------------------------------------------
Total:                   734     842       9.57%     61.45%    95.00%       179        1
-----------------------------------------------------------------------------------------

Average: $108,793.18
Lowest: $10,815.00
Highest: $1,100,000.00

--------------------------------------------------------------------------------

2. Gross Coupon

-------------------------------------------------------------------------------
                                          Percent
                 Number     Aggregate     of Loans    Average
                   of        Current        by       Original     W.A.     Min.
                Mortgage    Principal    Principal   Principal    Gross    FICO
Gross Coupon      Loans      Balance      Balance     Balance    Coupon   Score
-------------------------------------------------------------------------------
4.126 - 4.250        4     $   409,462       0.44%    $102,776    4.250%   641
-------------------------------------------------------------------------------
4.376 - 4.500        3         278,045       0.30       93,067    4.500    703
-------------------------------------------------------------------------------
4.501 - 4.625        6         466,731       0.50       78,028    4.625    688
-------------------------------------------------------------------------------
4.626 - 4.750        9       1,141,852       1.23      127,373    4.750    665
-------------------------------------------------------------------------------
4.751 - 4.875       20       2,915,270       3.13      146,594    4.875    659
-------------------------------------------------------------------------------
4.876 - 5.000       28       3,033,339       3.26      108,789    5.000    639
-------------------------------------------------------------------------------

---------------------------------------------------------------------------------

                                                                    W.A.
                 W.A.    Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO    FICO   Original   Original   Original    Term to    Loan
Gross Coupon    Score   Score      LTV        LTV        LTV      Maturity    Age
---------------------------------------------------------------------------------
4.126 - 4.250    678     713      57.22%     76.10%     85.71%      179        1
---------------------------------------------------------------------------------
4.376 - 4.500    730     755      70.00      73.35      90.00       179        1
---------------------------------------------------------------------------------
4.501 - 4.625    718     760      28.33      56.64      90.00       179        1
---------------------------------------------------------------------------------
4.626 - 4.750    743     822      41.72      58.54      77.30       179        1
---------------------------------------------------------------------------------
4.751 - 4.875    757     798      17.31      50.12      80.00       179        1
---------------------------------------------------------------------------------
4.876 - 5.000    723     783      25.41      62.43      95.00       179        1
---------------------------------------------------------------------------------

------------------------------------------------------------------------------
5.001 - 5.125       23       2,593,551       2.79      113,200    5.125    647
------------------------------------------------------------------------------
5.126 - 5.250       33       3,275,553       3.52       99,636    5.250    683
------------------------------------------------------------------------------
5.251 - 5.375       89      11,537,034      12.40      130,166    5.375    647
------------------------------------------------------------------------------
5.376 - 5.500       94      10,792,856      11.60      115,201    5.500    632
------------------------------------------------------------------------------
5.501 - 5.625       73       8,695,297       9.34      119,497    5.625    629
------------------------------------------------------------------------------
5.626 - 5.750      129      14,300,187      15.37      111,195    5.750    602
------------------------------------------------------------------------------
5.751 - 5.875      121      12,449,263      13.38      103,119    5.875    612
------------------------------------------------------------------------------
5.876 - 6.000       71       6,145,127       6.60       86,772    6.000    622
------------------------------------------------------------------------------
6.001 - 6.125       55       4,892,950       5.26       89,095    6.125    615
------------------------------------------------------------------------------
6.126 - 6.250       78       7,357,879       7.91       94,431    6.250    641
------------------------------------------------------------------------------
6.251 - 6.375       18       1,878,059       2.02      104,454    6.375    680
------------------------------------------------------------------------------
6.376 - 6.500        2         427,387       0.46      214,400    6.500    682
------------------------------------------------------------------------------
6.501 - 6.625        1         340,091       0.37      340,091    6.625    663
------------------------------------------------------------------------------
6.751 - 6.875        1         134,683       0.14      136,000    6.875    747
------------------------------------------------------------------------------
Total:             858     $93,064,615     100.00%    $108,793    5.661%   602
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5.001 - 5.125    730     804      34.78      65.51      90.00       177        1
--------------------------------------------------------------------------------
5.126 - 5.250    739     813      16.90      58.50      90.00       179        1
--------------------------------------------------------------------------------
5.251 - 5.375    729     816      17.99      60.86      90.00       179        1
--------------------------------------------------------------------------------
5.376 - 5.500    732     817      13.44      60.05      90.00       179        1
--------------------------------------------------------------------------------
5.501 - 5.625    731     819      22.91      64.29      90.00       179        1
--------------------------------------------------------------------------------
5.626 - 5.750    740     839      12.25      59.86      90.00       179        1
--------------------------------------------------------------------------------
5.751 - 5.875    729     842      13.95      61.24      90.00       179        1
--------------------------------------------------------------------------------
5.876 - 6.000    738     839       9.57      62.78      90.00       179        1
--------------------------------------------------------------------------------
6.001 - 6.125    719     789      15.87      62.89      93.02       180        0
--------------------------------------------------------------------------------
6.126 - 6.250    740     824      13.49      62.48      90.00       180        0
--------------------------------------------------------------------------------
6.251 - 6.375    759     842      22.17      71.51      80.00       180        0
--------------------------------------------------------------------------------
6.376 - 6.500    754     779      70.41      72.84      80.00       179        1
--------------------------------------------------------------------------------
6.501 - 6.625    663     663      60.73      60.73      60.73       180        0
--------------------------------------------------------------------------------
6.751 - 6.875    747     747      73.12      73.12      73.12       180        0
--------------------------------------------------------------------------------
Total:           734     842       9.57%     61.45%     95.00%      179        1
--------------------------------------------------------------------------------

W.A.: 5.661%
Lowest: 4.250%
Highest: 6.875%

--------------------------------------------------------------------------------

3. Credit Score

------------------------------------------------------------------------------
                                         Percent
                Number     Aggregate     of Loans    Average
                  of        Current        by       Original     W.A.     Min.
               Mortgage    Principal    Principal   Principal    Gross    FICO
Credit Score     Loans      Balance      Balance     Balance    Coupon   Score
------------------------------------------------------------------------------
825 - 849           6     $   835,108       0.90%    $139,403    5.888%   825
------------------------------------------------------------------------------
800 - 824          31       3,137,247       3.37      101,527    5.620    800
------------------------------------------------------------------------------
775 - 799         143      16,876,768      18.13      118,391    5.651    775
------------------------------------------------------------------------------
750 - 774         167      17,061,931      18.33      102,473    5.708    750
------------------------------------------------------------------------------
725 - 749         151      15,085,909      16.21      100,237    5.641    725
------------------------------------------------------------------------------
700 - 724         124      13,372,874      14.37      108,128    5.695    700
------------------------------------------------------------------------------
675 - 699         141      16,290,135      17.50      115,855    5.609    675
------------------------------------------------------------------------------
650 - 674          60       6,107,179       6.56      102,051    5.715    650
------------------------------------------------------------------------------
625 - 649          23       2,077,767       2.23       90,714    5.512    628
------------------------------------------------------------------------------
600 - 624           7         461,042       0.50       65,974    5.841    602
------------------------------------------------------------------------------
N/A                 5       1,758,655       1.89      353,456    5.601      0
------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                   W.A.
                W.A.    Max.     Min.       W.A.       Max.     Remaining   W.A.
                FICO    FICO   Original   Original   Original    Term to    Loan
Credit Score   Score   Score      LTV        LTV        LTV      Maturity    Age
--------------------------------------------------------------------------------
825 - 849       838     842      17.66%     41.16%     80.00%      180        0
--------------------------------------------------------------------------------
800 - 824       809     824      16.90      50.93      90.00       179        1
--------------------------------------------------------------------------------
775 - 799       786     799      18.71      58.13      90.00       179        1
--------------------------------------------------------------------------------
750 - 774       763     774      13.49      62.83      90.00       179        1
--------------------------------------------------------------------------------
725 - 749       737     749      12.25      61.83      90.00       179        1
--------------------------------------------------------------------------------
700 - 724       711     724      13.44      62.56      94.29       179        1
--------------------------------------------------------------------------------
675 - 699       688     699      17.56      63.74      95.00       179        1
--------------------------------------------------------------------------------
650 - 674       661     674       9.57      61.75      87.94       179        1
--------------------------------------------------------------------------------
625 - 649       642     648      46.67      67.30      81.90       176        1
--------------------------------------------------------------------------------
600 - 624       611     622      43.68      67.33      80.00       180        0
--------------------------------------------------------------------------------
N/A               0       0      52.38      65.75      80.00       179        1
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------
Total:            858     $93,064,615     100.00%    $108,793    5.661%   602
-----------------------------------------------------------------------------

-------------------------------------------------------------------------------
Total:          734     842       9.57%     61.45%     95.00%      179        1
-------------------------------------------------------------------------------

W.A.: 734
Lowest: 602
Highest: 842

--------------------------------------------------------------------------------

4. Index

------------------------------------------------------------------------
                                   Percent
          Number     Aggregate     of Loans    Average
            of        Current        by       Original     W.A.     Min.
         Mortgage    Principal    Principal   Principal    Gross    FICO
Index      Loans      Balance      Balance     Balance    Coupon   Score
------------------------------------------------------------------------
FIX         858     $93,064,615     100.00%    $108,793    5.661%   602
------------------------------------------------------------------------
Total:      858     $93,064,615     100.00%    $108,793    5.661%   602
------------------------------------------------------------------------

---------------------------------------------------------------------------

                                                             W.A.
          W.A.    Max.     Min.       W.A.       Max.     Remaining   W.A.
          FICO    FICO   Original   Original   Original    Term to    Loan
Index    Score   Score      LTV        LTV        LTV      Maturity    Age
--------------------------------------------------------------------------
FIX       734     842      9.57%      61.45%     95.00%      179        1
---------------------------------------------------------------------------
Total:    734     842      9.57%      61.45%     95.00%      179        1
---------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

-------------------------------------------------------------------------------------
                                                Percent
                       Number     Aggregate     of Loans    Average
                         of        Current        by       Original     W.A.     Min.
                      Mortgage    Principal    Principal   Principal    Gross    FICO
Loan Purpose            Loans      Balance      Balance     Balance    Coupon   Score
-------------------------------------------------------------------------------------
Refinance-Cashout        356     $41,164,126      44.23%    $115,971    5.703%   602
-------------------------------------------------------------------------------------
Refinance-Rate/Term      304      31,912,330      34.29      105,316    5.564    602
-------------------------------------------------------------------------------------
Purchase                 198      19,988,159      21.48      101,227    5.730    612
-------------------------------------------------------------------------------------
Total:                   858     $93,064,615     100.00%    $108,793    5.661%   602
-------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

                                                                          W.A.
                       W.A.    Max.     Min.       W.A.       Max.     Remaining   W.A.
                       FICO    FICO   Original   Original   Original    Term to    Loan
Loan Purpose          Score   Score      LTV        LTV        LTV      Maturity    Age
---------------------------------------------------------------------------------------
Refinance-Cashout      732     842       9.57%     60.32%     90.00%      179        1
---------------------------------------------------------------------------------------
Refinance-Rate/Term    731     842      12.25      55.00      95.00       179        1
---------------------------------------------------------------------------------------
Purchase               744     825      25.32      74.05      93.02       179        1
---------------------------------------------------------------------------------------
Total:                 734     842       9.57%     61.45%     95.00%      179        1
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

-------------------------------------------------------------------------------
                                          Percent
                 Number     Aggregate     of Loans    Average
                   of        Current        by       Original     W.A.     Min.
                Mortgage    Principal    Principal   Principal    Gross    FICO
Property Type     Loans      Balance      Balance     Balance    Coupon   Score
-------------------------------------------------------------------------------
SFR                605     $60,846,277      65.38%    $100,881    5.680%   602
-------------------------------------------------------------------------------

---------------------------------------------------------------------------------

                                                                    W.A.
                 W.A.    Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO    FICO   Original   Original   Original    Term to    Loan
Property Type   Score   Score      LTV        LTV        LTV      Maturity    Age
---------------------------------------------------------------------------------
SFR              732     842       9.57%     62.80%     95.00%      179        1
---------------------------------------------------------------------------------

-------------------------------------------------------------------------------
2-Family            74       8,604,539       9.25      116,573    5.617    612
-------------------------------------------------------------------------------
Condo               71       7,374,392       7.92      104,189    5.552    656
-------------------------------------------------------------------------------
4-Family            33       5,499,356       5.91      167,134    5.692    659
-------------------------------------------------------------------------------
PUD Detach          25       5,171,765       5.56      207,444    5.625    632
-------------------------------------------------------------------------------
PUD Attach          25       2,605,493       2.80      104,619    5.706    634
-------------------------------------------------------------------------------
3-Family            15       2,208,578       2.37      147,700    5.536    684
-------------------------------------------------------------------------------
Townhouse            9         663,915       0.71       73,908    5.992    648
-------------------------------------------------------------------------------
Condotel             1          90,300       0.10       90,300    5.750    782
-------------------------------------------------------------------------------
Total:             858     $93,064,615     100.00%    $108,793    5.661%   602
-------------------------------------------------------------------------------

---------------------------------------------------------------------------------
2-Family         747     839      13.49      58.14      90.00       179        1
---------------------------------------------------------------------------------
Condo            747     839      16.90      58.83      90.00       179        1
---------------------------------------------------------------------------------
4-Family         727     800      12.25      55.29      75.00       179        1
---------------------------------------------------------------------------------
PUD Detach       723     798      24.14      63.49      80.00       179        1
---------------------------------------------------------------------------------
PUD Attach       733     806      22.37      59.34      89.08       179        1
---------------------------------------------------------------------------------
3-Family         731     782      13.44      56.19      70.00       179        1
---------------------------------------------------------------------------------
Townhouse        755     799      28.33      68.88      90.00       179        1
---------------------------------------------------------------------------------
Condotel         782     782      70.00      70.00      70.00       180        0
---------------------------------------------------------------------------------
Total:           734     842       9.57%     61.45%     95.00%      179        1
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

---------------------------------------------------------------------------
                                      Percent
             Number     Aggregate     of Loans    Average
               of        Current        by       Original     W.A.     Min.
Occupancy   Mortgage    Principal    Principal   Principal    Gross    FICO
Status        Loans      Balance      Balance     Balance    Coupon   Score
---------------------------------------------------------------------------
Investor       751     $71,998,171      77.36%    $ 96,168    5.656%   602
---------------------------------------------------------------------------
Primary         95      17,063,269      18.33      180,058    5.660    631
---------------------------------------------------------------------------
Secondary       12       4,003,175       4.30      334,740    5.759    680
---------------------------------------------------------------------------
Total:         858     $93,064,615     100.00%    $108,793    5.661%   602
---------------------------------------------------------------------------

-----------------------------------------------------------------------------

                                                                W.A.
             W.A.    Max.     Min.       W.A.       Max.     Remaining   W.A.
Occupancy    FICO    FICO   Original   Original   Original    Term to    Loan
Status      Score   Score      LTV        LTV        LTV      Maturity    Age
-----------------------------------------------------------------------------
Investor     737     842       9.57%     60.93%     90.00%      179        1
-----------------------------------------------------------------------------
Primary      725     813      13.44      63.04      95.00       179        1
-----------------------------------------------------------------------------
Secondary    710     782      37.74      63.87      80.00       179        1
-----------------------------------------------------------------------------
Total:       734     842       9.57%     61.45%     95.00%      179        1
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

--------------------------------------------------------------------------------
                                           Percent
                  Number     Aggregate     of Loans     Average
                    of        Current        by        Original     W.A.     Min.
Geographic       Mortgage    Principal    Principal    Principal    Gross    FICO
Distribution       Loans      Balance      Balance      Balance    Coupon   Score
--------------------------------------------------------------------------------
California          218     $33,261,089      35.74%   $  153,071    5.636%   641
--------------------------------------------------------------------------------
Florida             142      13,735,097      14.76        96,999    5.702    628
--------------------------------------------------------------------------------
Texas               112       8,401,905       9.03        75,221    5.691    615
--------------------------------------------------------------------------------
Arizona              30       3,061,739       3.29       102,289    5.750    654
--------------------------------------------------------------------------------
Maryland             27       2,734,287       2.94       101,590    5.702    647
--------------------------------------------------------------------------------
North Carolina       28       2,567,436       2.76        91,878    5.809    633
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------

                                                                     W.A.
                  W.A.    Max.     Min.       W.A.       Max.     Remaining   W.A.
Geographic        FICO    FICO   Original   Original   Original    Term to    Loan
Distribution     Score   Score      LTV        LTV        LTV      Maturity    Age
----------------------------------------------------------------------------------
California        744     842       9.57%     52.21%     80.00%      179        1
----------------------------------------------------------------------------------
Florida           726     842      14.54      64.42      90.00       179        1
----------------------------------------------------------------------------------
Texas             728     806      37.18      73.10      94.29       179        1
----------------------------------------------------------------------------------
Arizona           744     795      31.86      57.62      88.09       179        1
----------------------------------------------------------------------------------
Maryland          725     815      13.95      63.58      90.00       179        1
----------------------------------------------------------------------------------
North Carolina    722     798      49.33      70.45      90.00       179        1
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Nevada               20       2,478,845       2.66       124,328    5.888    657
--------------------------------------------------------------------------------
Georgia              32       2,295,376       2.47        72,025    5.670    655
--------------------------------------------------------------------------------
New York              9       1,857,644       2.00       206,911    5.623    658
--------------------------------------------------------------------------------
Virginia             20       1,854,257       1.99        92,910    5.636    639
--------------------------------------------------------------------------------
Washington           19       1,829,373       1.97        96,596    5.664    602
--------------------------------------------------------------------------------
Missouri             26       1,693,695       1.82        65,332    5.790    622
--------------------------------------------------------------------------------
Kansas               25       1,653,662       1.78        66,282    5.736    615
--------------------------------------------------------------------------------
Oregon               13       1,366,228       1.47       105,462    5.665    662
--------------------------------------------------------------------------------
South Carolina       20       1,349,065       1.45        67,643    5.420    660
--------------------------------------------------------------------------------
Colorado              6       1,317,895       1.42       220,442    5.477    648
--------------------------------------------------------------------------------
Ohio                  3       1,170,610       1.26       391,667    5.016    698
--------------------------------------------------------------------------------
Illinois              9       1,149,976       1.24       128,041    5.628    706
--------------------------------------------------------------------------------
Vermont               1       1,092,006       1.17     1,100,000    5.375      0
--------------------------------------------------------------------------------
Tennessee            17       1,068,923       1.15        63,023    5.881    680
--------------------------------------------------------------------------------
Other                81       7,125,507       7.66        88,202    5.645    612
--------------------------------------------------------------------------------
Total:              858     $93,064,615     100.00%   $  108,793    5.661%   602
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------
Nevada            718     788      36.51      62.26      80.00       179        1
----------------------------------------------------------------------------------
Georgia           742     819      32.00      70.09      90.00       179        1
----------------------------------------------------------------------------------
New York          706     780      26.04      66.48      80.00       179        1
----------------------------------------------------------------------------------
Virginia          736     806      28.33      66.52      90.00       179        1
----------------------------------------------------------------------------------
Washington        726     824      25.32      63.84      80.00       179        1
----------------------------------------------------------------------------------
Missouri          707     785      36.78      69.68      87.94       179        1
----------------------------------------------------------------------------------
Kansas            747     824      40.97      69.12      85.00       178        1
----------------------------------------------------------------------------------
Oregon            753     825      17.99      65.08      80.00       179        1
----------------------------------------------------------------------------------
South Carolina    739     804      34.78      67.00      85.71       179        1
----------------------------------------------------------------------------------
Colorado          725     772      17.31      55.14      60.00       179        1
----------------------------------------------------------------------------------
Ohio              698     698      70.00      74.22      76.92       179        1
----------------------------------------------------------------------------------
Illinois          730     776      42.42      62.38      80.00       179        1
----------------------------------------------------------------------------------
Vermont             0       0      65.28      65.28      65.28       178        2
----------------------------------------------------------------------------------
Tennessee         735     788      40.21      70.20      80.00       179        1
----------------------------------------------------------------------------------
Other             730     813      16.90      67.88      95.00       179        1
----------------------------------------------------------------------------------
Total:            734     842       9.57%     61.45%     95.00%      179        1
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

------------------------------------------------------------------------------------
                                               Percent
                      Number     Aggregate     of Loans    Average
                        of        Current        by       Original     W.A.     Min.
County               Mortgage    Principal    Principal   Principal    Gross    FICO
Distribution           Loans      Balance      Balance     Balance    Coupon   Score
------------------------------------------------------------------------------------
Los Angeles, CA          60     $10,126,829      10.88%    $169,274    5.600%   662
------------------------------------------------------------------------------------
Orange, CA               13       3,418,757       3.67      263,574    5.767    677
------------------------------------------------------------------------------------
San Diego, CA            15       2,256,889       2.43      150,907    5.750    680
------------------------------------------------------------------------------------
Clark, NV                17       2,072,761       2.23      122,296    5.923    657
------------------------------------------------------------------------------------
San Bernardino, CA       16       2,057,442       2.21      129,032    5.669    668
------------------------------------------------------------------------------------
Santa Clara, CA           6       1,832,250       1.97      306,283    5.806    715
------------------------------------------------------------------------------------
Riverside, CA            13       1,829,089       1.97      141,423    5.562    641
------------------------------------------------------------------------------------
Dade, FL                 14       1,745,342       1.88      124,925    5.731    666
------------------------------------------------------------------------------------
Pinellas, FL             16       1,729,718       1.86      108,312    5.752    628
------------------------------------------------------------------------------------
Maricopa, AZ             17       1,682,515       1.81       99,148    5.729    687
------------------------------------------------------------------------------------
Other                   671      64,313,023      69.11       96,141    5.646    602
------------------------------------------------------------------------------------
Total:                  858     $93,064,615     100.00%    $108,793    5.661%   602
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

                                                                         W.A.
                      W.A.    Max.     Min.       W.A.       Max.     Remaining   W.A.
County                FICO    FICO   Original   Original   Original    Term to    Loan
Distribution         Score   Score      LTV        LTV        LTV      Maturity    Age
--------------------------------------------------------------------------------------
Los Angeles, CA       740     839      13.44%     54.58%     80.00%      179        1
--------------------------------------------------------------------------------------
Orange, CA            732     798      13.49      55.10      72.54       179        1
--------------------------------------------------------------------------------------
San Diego, CA         751     811      12.25      39.38      63.49       179        1
--------------------------------------------------------------------------------------
Clark, NV             709     782      36.51      62.54      80.00       179        1
--------------------------------------------------------------------------------------
San Bernardino, CA    725     784       9.57      64.90      80.00       179        1
--------------------------------------------------------------------------------------
Santa Clara, CA       757     791      35.72      60.26      78.70       179        1
--------------------------------------------------------------------------------------
Riverside, CA         742     792      27.47      57.37      79.51       179        1
--------------------------------------------------------------------------------------
Dade, FL              711     782      14.54      59.88      73.24       179        1
--------------------------------------------------------------------------------------
Pinellas, FL          723     773      49.49      67.66      90.00       179        1
--------------------------------------------------------------------------------------
Maricopa, AZ          755     795      31.86      48.86      88.09       178        0
--------------------------------------------------------------------------------------
Other                 733     842      13.95      63.85      95.00       179        1
--------------------------------------------------------------------------------------
Total:                734     842       9.57%     61.45%     95.00%      179        1
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

-------------------------------------------------------------------------------
                                          Percent
                 Number     Aggregate     of Loans    Average
                   of        Current        by       Original     W.A.     Min.
                Mortgage    Principal    Principal   Principal    Gross    FICO
Original LTV      Loans      Balance      Balance     Balance    Coupon   Score
-------------------------------------------------------------------------------
5.01 - 10.00         1     $    29,897       0.03%    $ 30,000    6.000%   668
-------------------------------------------------------------------------------
10.01 - 15.00        6         483,410       0.52       80,716    5.838    715
-------------------------------------------------------------------------------
15.01 - 20.00       12         691,397       0.74       57,851    5.780    688
-------------------------------------------------------------------------------
20.01 - 25.00       17       1,194,131       1.28       70,406    5.817    667
-------------------------------------------------------------------------------
25.01 - 30.00       34       3,218,494       3.46       94,911    5.591    662
-------------------------------------------------------------------------------
30.01 - 35.00       25       3,636,745       3.91      146,017    5.408    682
-------------------------------------------------------------------------------
35.01 - 40.00       39       4,696,205       5.05      120,781    5.702    650
-------------------------------------------------------------------------------
40.01 - 45.00       46       3,914,452       4.21       85,384    5.649    615
-------------------------------------------------------------------------------
45.01 - 50.00       48       5,488,158       5.90      114,713    5.620    645
-------------------------------------------------------------------------------
50.01 - 55.00       56       6,220,180       6.68      111,423    5.611    602
-------------------------------------------------------------------------------
55.01 - 60.00       59       7,635,546       8.20      129,798    5.554    639
-------------------------------------------------------------------------------
60.01 - 65.00       75       8,480,740       9.11      113,441    5.725    615
-------------------------------------------------------------------------------
65.01 - 70.00      133      15,844,755      17.03      119,508    5.687    622
-------------------------------------------------------------------------------
70.01 - 75.00       83      10,520,783      11.30      127,160    5.671    633
-------------------------------------------------------------------------------
75.01 - 80.00      178      17,527,080      18.83       98,710    5.720    602
-------------------------------------------------------------------------------
80.01 - 85.00        6         625,572       0.67      104,612    5.504    631
-------------------------------------------------------------------------------
85.01 - 90.00       37       2,680,607       2.88       72,635    5.691    659
-------------------------------------------------------------------------------
90.01 - 95.00        3         176,463       0.19       59,037    5.254    692
-------------------------------------------------------------------------------
Total:             858     $93,064,615     100.00%    $108,793    5.661%   602
-------------------------------------------------------------------------------

---------------------------------------------------------------------------------

                                                                    W.A.
                 W.A.    Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO    FICO   Original   Original   Original    Term to    Loan
Original LTV    Score   Score      LTV        LTV        LTV      Maturity    Age
---------------------------------------------------------------------------------
5.01 - 10.00     668     668       9.57%      9.57%      9.57%      179        1
---------------------------------------------------------------------------------
10.01 - 15.00    744     761      12.25      13.45      14.74       180        0
---------------------------------------------------------------------------------
15.01 - 20.00    778     842      15.53      18.39      20.00       179        1
---------------------------------------------------------------------------------
20.01 - 25.00    749     803      20.99      23.56      25.00       179        1
---------------------------------------------------------------------------------
25.01 - 30.00    761     839      25.06      27.79      29.87       179        1
---------------------------------------------------------------------------------
30.01 - 35.00    760     839      30.02      33.23      34.95       179        1
---------------------------------------------------------------------------------
35.01 - 40.00    757     819      35.21      37.59      39.95       179        1
---------------------------------------------------------------------------------
40.01 - 45.00    738     824      40.06      42.76      44.96       179        1
---------------------------------------------------------------------------------
45.01 - 50.00    726     798      45.02      47.48      50.00       179        1
---------------------------------------------------------------------------------
50.01 - 55.00    734     800      50.20      53.07      55.00       179        1
---------------------------------------------------------------------------------
55.01 - 60.00    733     822      55.25      57.81      60.00       179        1
---------------------------------------------------------------------------------
60.01 - 65.00    712     795      60.08      62.53      65.00       179        1
---------------------------------------------------------------------------------
65.01 - 70.00    717     824      65.12      68.36      70.00       179        1
---------------------------------------------------------------------------------
70.01 - 75.00    737     815      70.11      73.44      75.00       179        1
---------------------------------------------------------------------------------
75.01 - 80.00    740     842      75.19      79.36      80.00       179        1
---------------------------------------------------------------------------------
80.01 - 85.00    668     750      80.65      82.49      85.00       179        1
---------------------------------------------------------------------------------
85.01 - 90.00    737     802      85.53      89.30      90.00       179        1
---------------------------------------------------------------------------------
90.01 - 95.00    703     715      93.02      94.21      95.00       179        1
---------------------------------------------------------------------------------
Total:           734     842       9.57%     61.45%     95.00%      179        1
---------------------------------------------------------------------------------

W.A.: 61.45%
Lowest: 9.57%
Highest: 95.00%

--------------------------------------------------------------------------------

11. Original Term

-------------------------------------------------------------------------------
                 Number     Aggregate     Percent     Average
                   of        Current      of Loans   Original     W.A.     Min.
-------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                                                    W.A.
                 W.A.    Max.     Min.       W.A.       Max.     Remaining   W.A.
---------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                             by
                Mortgage    Principal    Principal   Principal    Gross    FICO
Original Term     Loans      Balance      Balance     Balance    Coupon   Score
-------------------------------------------------------------------------------
120                  1     $    97,373       0.10%    $ 98,000    5.125%   647
-------------------------------------------------------------------------------
144                  1          58,719       0.06       59,000    6.000    809
-------------------------------------------------------------------------------
156                  1          84,533       0.09       84,900    5.750    688
-------------------------------------------------------------------------------
180                855      92,823,990      99.74      108,892    5.661    602
-------------------------------------------------------------------------------
Total:             858     $93,064,615     100.00%    $108,793    5.661%   602
-------------------------------------------------------------------------------

---------------------------------------------------------------------------------

                 FICO    FICO   Original   Original   Original    Term to    Loan
Original Term   Score   Score      LTV        LTV        LTV      Maturity    Age
---------------------------------------------------------------------------------
120              647     647      72.93%     72.93%     72.93%      119        1
---------------------------------------------------------------------------------
144              809     809      40.97      40.97      40.97       143        1
---------------------------------------------------------------------------------
156              688     688      51.45      51.45      51.45       155        1
---------------------------------------------------------------------------------
180              734     842       9.57      61.46      95.00       179        1
---------------------------------------------------------------------------------
Total:           734     842       9.57%     61.45%     95.00%      179        1
---------------------------------------------------------------------------------

W.A.: 179.9 months
Lowest: 120 months
Highest: 180 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of
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for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BoAALT 2004-07 Group 2
                             30YR CB Owner Occupied
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $113,490,509.41
Loan Count: 722
Cut-off Date: 2004-07-01
Avg. Loan Balance: $157,189.07
Avg. Orig. Balance: $157,306.91
W.A. FICO*: 733
W.A. Orig. LTV: 80.08%
W.A. Cut-Off LTV: 80.02%
W.A. Gross Coupon: 6.3581%
W.A. Net Coupon: 6.1026%
W.A. Admin Fee: 0.2555%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 23.07%
% over 100 COLTV: 5.79%
% with PMI: 23.07%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 29.65%
W.A. MI Adjusted LTV: 73.36%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.49%
% Conforming: 100.00%

* FICO not available for 8 loans, or 1.2% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

---------------------------
Original Balance    Percent
---------------------------
<= 50,000             0.54%
---------------------------
50,001 - 150,000     37.12
---------------------------
150,001 - 250,000    36.20
---------------------------
250,001 - 350,000    25.40
---------------------------
350,001 - 450,000     0.34
---------------------------

---------------------------
450,001 - 550,000     0.40
---------------------------
Total:              100.00%
---------------------------

Average: $157,306.91
Lowest: $20,600.00
Highest: $457,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

---------------------------
Cut-Off Balance     Percent
---------------------------
<= 50,000             0.54%
---------------------------
50,001 - 150,000     37.12
---------------------------
150,001 - 250,000    36.42
---------------------------
250,001 - 350,000    25.18
---------------------------
350,001 - 450,000     0.34
---------------------------
450,001 - 550,000     0.40
---------------------------
Total:              100.00%
---------------------------

Average: $157,189.07
Lowest: $20,600.00
Highest: $456,606.53

--------------------------------------------------------------------------------

4. Index

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

5. Product Type

----------------------
Product Type   Percent
----------------------

----------------------
30 YR FIXED     99.57%
----------------------
20 YR FIXED      0.43
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

6. Coupon

-----------------------
Coupon          Percent
-----------------------
4.751 - 4.875     0.18%
-----------------------
5.251 - 5.375     0.09
-----------------------
5.376 - 5.500     0.37
-----------------------
5.501 - 5.625     0.72
-----------------------
5.626 - 5.750     0.74
-----------------------
5.751 - 5.875     4.90
-----------------------
5.876 - 6.000     7.55
-----------------------
6.001 - 6.125     9.90
-----------------------
6.126 - 6.250    22.16
-----------------------
6.251 - 6.375    18.37
-----------------------
6.376 - 6.500    12.09
-----------------------
6.501 - 6.625     7.36
-----------------------
6.626 - 6.750     8.39
-----------------------
6.751 - 6.875     4.61
-----------------------
6.876 - 7.000     2.11
-----------------------
7.001 - 7.125     0.20
-----------------------
7.126 - 7.250     0.28
-----------------------
Total:          100.00%
-----------------------

W.A.: 6.358
Lowest: 4.875
Highest: 7.250

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        3.94%
----------------------
750 - 799       30.03
----------------------
700 - 749       43.97
----------------------
650 - 699       19.53
----------------------
600 - 649        1.34
----------------------
N/A              1.19
----------------------
Total:         100.00%
----------------------

W.A.: 733
Lowest: 639
Highest: 816

--------------------------------------------------------------------------------

8. Lien Position

--------------------------
Lien Position      Percent
--------------------------
1                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Purchase               76.07%
-----------------------------
Refinance-Cashout      16.82
-----------------------------
Refinance-Rate/Term     7.11
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              66.72%
-----------------------
PUD Detach       15.87
-----------------------
Condo             9.89
-----------------------
2-Family          2.26
-----------------------
PUD Attach        1.81
-----------------------
4-Family          1.21
-----------------------
Condotel          0.95
-----------------------
Townhouse         0.66
-----------------------
3-Family          0.62
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. Appraisal Method

--------------------------
Appraisal Method   Percent
--------------------------
2055E                2.96%
--------------------------
2055IE               7.22
--------------------------
AVM                  0.23
--------------------------
FULL                89.59
--------------------------
Total:             100.00%
--------------------------

12. Documentation

-----------------------
Documentation   Percent
-----------------------
Standard         57.52%
-----------------------
Stated           33.75
-----------------------
No Ratio          6.51
-----------------------
Reduced           1.75
-----------------------
Rapid             0.47
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

13. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             97.21%
--------------------------
Secondary            2.79
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

14. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             76.93%
-----------------------
UGIC             13.57
-----------------------
RMIC              2.78
-----------------------
PMIC              2.30
-----------------------
RGIC              1.65
-----------------------
GEMIC             1.36
-----------------------
TGIC              0.80
-----------------------
MGIC              0.61
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

15. State

--------------------
State        Percent
--------------------
California    18.24%
--------------------
Florida       14.00
--------------------
Texas          8.03
--------------------

--------------------
Virginia       5.23
--------------------
Missouri       4.87
--------------------
Other         49.63
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

16. California

-----------------------------
California            Percent
-----------------------------
Northern California    40.12%
-----------------------------
Southern California    59.88
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

17. Zip Code

------------------
Zip Code   Percent
------------------
90631        0.49%
------------------
90744        0.43
------------------
91335        0.40
------------------
94703        0.40
------------------
22554        0.38
------------------
Other       97.90
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

18. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------

----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

22. Original Term

-----------------------
Original Term   Percent
-----------------------

-----------------------
240              0.43%
-----------------------
360              99.57
-----------------------
Total:          100.00%
-----------------------

W.A.: 359.5 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
235 - 240                  0.43%
--------------------------------
355 - 360                 99.57
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 358.8 months
Lowest: 239 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  36.21%
-------------------------
1 - 6              63.79
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 4 months

--------------------------------------------------------------------------------

25. OLTV

------------------------
OLTV             Percent
------------------------

------------------------
25.01 - 30.00      0.52%
------------------------
30.01 - 35.00      0.48
------------------------
35.01 - 40.00      0.64
------------------------
40.01 - 45.00      0.45
------------------------
45.01 - 50.00      1.81
------------------------
50.01 - 55.00      1.63
------------------------
55.01 - 60.00      1.68
------------------------
60.01 - 65.00      2.05
------------------------
65.01 - 70.00      5.31
------------------------
70.01 - 75.00      4.21
------------------------
75.01 - 80.00     58.15
------------------------
80.01 - 85.00      1.45
------------------------
85.01 - 90.00      5.51
------------------------
90.01 - 95.00      0.74
------------------------
95.01 - 100.00     9.50
------------------------
>= 100.01          5.87
------------------------
Total:           100.00%
------------------------

W.A.: 80.08%
Lowest: 25.95%
Highest: 103.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV

------------------------
Cut-Off LTV      Percent
------------------------
25.01 - 30.00      0.52%
------------------------
30.01 - 35.00      0.48
------------------------
35.01 - 40.00      0.64
------------------------
40.01 - 45.00      0.45
------------------------
45.01 - 50.00      1.81
------------------------
50.01 - 55.00      1.63
------------------------
55.01 - 60.00      1.68
------------------------
60.01 - 65.00      2.05
------------------------
65.01 - 70.00      5.31
------------------------

------------------------
70.01 - 75.00      4.21
------------------------
75.01 - 80.00     58.15
------------------------
80.01 - 85.00      1.45
------------------------
85.01 - 90.00      5.51
------------------------
90.01 - 95.00      0.74
------------------------
95.01 - 100.00     9.58
------------------------
>= 100.01          5.79
------------------------
Total:           100.00%
------------------------

W.A.: 80.02%
Lowest: 25.93%
Highest: 103.00%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BoAALT 2004-07 Group 3
                                     30YR NC
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $52,280,995.77
Loan Count: 107
Cut-off Date: 2004-07-01
Avg. Loan Balance: $488,607.44
Avg. Orig. Balance: $489,074.86
W.A. FICO*: 730
W.A. Orig. LTV: 70.07%
W.A. Cut-Off LTV: 70.00%
W.A. Gross Coupon: 6.2118%
W.A. Net Coupon: 5.9563%
W.A. Admin Fee: 0.2555%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 COLTV: 3.23%
% over 100 COLTV: 0.00%
% with PMI: 3.23%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 18.78%
W.A. MI Adjusted LTV: 69.47%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.78%
% Conforming: 0.00%

* FICO not available for 1 loans, or 0.7% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

-----------------------------
Original Balance      Percent
-----------------------------
250,001 - 350,000       2.60%
-----------------------------
350,001 - 450,000      36.95
-----------------------------
450,001 - 550,000      26.18
-----------------------------
550,001 - 650,000      19.18
-----------------------------
650,001 - 750,000       6.68
-----------------------------

-----------------------------
750,001 - 850,000       3.04
-----------------------------
850,001 - 950,000       1.69
-----------------------------
950,001 - 1,050,000     3.68
-----------------------------
Total:                100.00%
-----------------------------

Average: $489,074.86
Lowest: $333,800.00
Highest: $968,500.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-----------------------------
Cut-Off Balance       Percent
-----------------------------
250,001 - 350,000       2.60%
-----------------------------
350,001 - 450,000      36.95
-----------------------------
450,001 - 550,000      26.18
-----------------------------
550,001 - 650,000      19.18
-----------------------------
650,001 - 750,000       6.68
-----------------------------
750,001 - 850,000       3.04
-----------------------------
850,001 - 950,000       1.69
-----------------------------
950,001 - 1,050,000     3.68
-----------------------------
Total:                100.00%
-----------------------------

Average: $488,607.44
Lowest: $333,800.00
Highest: $966,472.79

--------------------------------------------------------------------------------

4. Index

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

5. Product Type

----------------------
Product Type   Percent
----------------------
30 YR FIXED     99.07%
----------------------
20 YR FIXED      0.93
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

6. Coupon

-----------------------
Coupon          Percent
-----------------------
5.251 - 5.375     0.77%
-----------------------
5.376 - 5.500     3.82
-----------------------
5.626 - 5.750     9.61
-----------------------
5.751 - 5.875     8.09
-----------------------
5.876 - 6.000     9.45
-----------------------
6.001 - 6.125    10.07
-----------------------
6.126 - 6.250    21.57
-----------------------
6.251 - 6.375    17.29
-----------------------
6.376 - 6.500     7.55
-----------------------
6.501 - 6.625     5.41
-----------------------
6.626 - 6.750     2.19
-----------------------
6.751 - 6.875     1.80
-----------------------
7.251 - 7.375     1.63
-----------------------
7.501 - 7.625     0.76
-----------------------
Total:          100.00%
-----------------------

W.A.: 6.212
Lowest: 5.375
Highest: 7.625

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        1.61%
----------------------
750 - 799       35.44
----------------------
700 - 749       39.93
----------------------
650 - 699       19.54
----------------------
600 - 649        2.73
----------------------
N/A              0.75
----------------------
Total:         100.00%
----------------------

W.A.: 730
Lowest: 619
Highest: 808

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Purchase               45.57%
-----------------------------
Refinance-Rate/Term    29.81
-----------------------------
Refinance-Cashout      24.61
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              73.19%
-----------------------
PUD Detach       14.96
-----------------------
Condo             6.29
-----------------------
2-Family          4.08
-----------------------
Condotel          0.76
-----------------------
PUD Attach        0.71
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. Appraisal Method

--------------------------
Appraisal Method   Percent
--------------------------
2055IE               2.26%
--------------------------
FULL                97.74
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

12. Documentation

-----------------------
Documentation   Percent
-----------------------
Stated           54.43%
-----------------------
Standard         26.29
-----------------------
No Ratio         16.93
-----------------------
Reduced           1.38
-----------------------
Rapid             0.98
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

13. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             84.62%
--------------------------
Investor            13.24
--------------------------
Secondary            2.14
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

14. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             96.77%
-----------------------
GEMIC             1.69
-----------------------
UGIC              0.78
-----------------------
TGIC              0.77
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

15. State

------------------------------
State                  Percent
------------------------------
California              62.65%
------------------------------
Maryland                 6.47
------------------------------
Florida                  4.33
------------------------------
District of Columbia     4.23
------------------------------
New York                 3.73
------------------------------
Other                   18.59
------------------------------
Total:                 100.00%
------------------------------

--------------------------------------------------------------------------------

16. California

------------------------------
California             Percent
------------------------------
Northern California     36.67%
------------------------------
Southern California     63.33
------------------------------
Total:                 100.00%
------------------------------

--------------------------------------------------------------------------------

17. Zip Code

------------------
Zip Code   Percent
------------------
90265        2.78%
------------------
92646        2.41
------------------
20015        1.85
------------------
91360        1.71
------------------
20008        1.69
------------------
Other       89.56
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

18. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------

---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

22. Original Term

-----------------------
Original Term   Percent
-----------------------
240               0.93%
-----------------------
360              99.07
-----------------------
Total:          100.00%
-----------------------

W.A.: 358.9 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
235 - 240                  0.93%
--------------------------------
355 - 360                 99.07
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 358.0 months
Lowest: 239 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  27.88%
-------------------------
1 - 6              72.12
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.9 months
Lowest: 0 months
Highest: 3 months

--------------------------------------------------------------------------------

25. OLTV

-----------------------
OLTV            Percent
-----------------------
<= 20.00          1.13%
-----------------------
35.01 - 40.00     1.84
-----------------------
40.01 - 45.00     1.30
-----------------------
45.01 - 50.00     2.19
-----------------------
50.01 - 55.00     4.54
-----------------------
55.01 - 60.00     5.26
-----------------------
60.01 - 65.00    13.34
-----------------------
65.01 - 70.00    13.45
-----------------------
70.01 - 75.00    16.91
-----------------------
75.01 - 80.00    36.81
-----------------------
80.01 - 85.00     1.55
-----------------------

-----------------------
85.01 - 90.00     1.69
-----------------------
Total:          100.00%
-----------------------

W.A.: 70.07%
Lowest: 19.75%
Highest: 90.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
<= 20.00          1.13%
-----------------------
35.01 - 40.00     1.84
-----------------------
40.01 - 45.00     1.30
-----------------------
45.01 - 50.00     2.19
-----------------------
50.01 - 55.00     4.54
-----------------------
55.01 - 60.00     5.26
-----------------------
60.01 - 65.00    13.34
-----------------------
65.01 - 70.00    13.45
-----------------------
70.01 - 75.00    16.91
-----------------------
75.01 - 80.00    36.81
-----------------------
80.01 - 85.00     1.55
-----------------------
85.01 - 90.00     1.69
-----------------------
Total:          100.00%
-----------------------

W.A.: 70.00%
Lowest: 19.72%
Highest: 89.92%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BoAALT 2004-07 Group 4
                               15YR GWAC le 5.500
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $36,443,691.67
Loan Count: 309
Cut-off Date: 2004-07-01
Avg. Loan Balance: $117,940.75
Avg. Orig. Balance: $118,407.73
W.A. FICO*: 733
W.A. Orig. LTV: 60.15%
W.A. Cut-Off LTV: 59.92%
W.A. Gross Coupon: 5.2633%
W.A. Net Coupon: 5.0078%
W.A. Admin Fee: 0.2555%
W.A. Orig. Term: 180 months
W.A. Rem. Term: 179 months
W.A. Age: 1 months
% over 80 COLTV: 3.61%
% over 100 COLTV: 0.00%
% with PMI: 3.61%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 11.24%
W.A. MI Adjusted LTV: 59.56%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 3.21%
% Conforming: 86.15%

* FICO not available for 2 loans, or 3.1% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

-------------------------------
Original Balance        Percent
-------------------------------
<= 50,000                 6.16%
-------------------------------
50,001 - 150,000         47.22
-------------------------------
150,001 - 250,000        25.86
-------------------------------
250,001 - 350,000         6.91
-------------------------------
350,001 - 450,000         1.06
-------------------------------

-------------------------------
450,001 - 550,000         5.60
-------------------------------
550,001 - 650,000         1.77
-------------------------------
850,001 - 950,000         2.42
-------------------------------
1,050,001 - 1,150,000     3.00
-------------------------------
Total:                  100.00%
-------------------------------

Average: $118,407.73
Lowest: $23,760.00
Highest: $1,100,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-------------------------------
Cut-Off Balance         Percent
-------------------------------
<= 50,000                 6.44%
-------------------------------
50,001 - 150,000         46.94
-------------------------------
150,001 - 250,000        26.54
-------------------------------
250,001 - 350,000         6.22
-------------------------------
350,001 - 450,000         1.06
-------------------------------
450,001 - 550,000         5.60
-------------------------------
550,001 - 650,000         1.77
-------------------------------
850,001 - 950,000         2.42
-------------------------------
1,050,001 - 1,150,000     3.00
-------------------------------
Total:                  100.00%
-------------------------------

Average: $117,940.75
Lowest: $23,672.94
Highest: $1,092,006.06

--------------------------------------------------------------------------------

4. Index

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

5. Product Type

----------------------
Product Type   Percent
----------------------
15 YR FIXED     99.73%
----------------------
10 YR FIXED      0.27
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

6. Coupon

-----------------------
Coupon          Percent
-----------------------
4.126 - 4.250     1.12%
-----------------------
4.376 - 4.500     0.76
-----------------------
4.501 - 4.625     1.28
-----------------------
4.626 - 4.750     3.13
-----------------------
4.751 - 4.875     8.00
-----------------------
4.876 - 5.000     8.32
-----------------------
5.001 - 5.125     7.12
-----------------------
5.126 - 5.250     8.99
-----------------------
5.251 - 5.375    31.66
-----------------------
5.376 - 5.500    29.62
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.263
Lowest: 4.250
Highest: 5.500

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------

----------------------
800 - 849        2.88%
----------------------
750 - 799       36.14
----------------------
700 - 749       27.93
----------------------
650 - 699       26.34
----------------------
600 - 649        3.57
----------------------
N/A              3.15
----------------------
Total:         100.00%
----------------------

W.A.: 733
Lowest: 632
Highest: 822

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Refinance-Cashout      42.26%
-----------------------------
Refinance-Rate/Term    39.72
-----------------------------
Purchase               18.02
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------

-----------------------
SFR              63.24%
-----------------------
2-Family         10.10
-----------------------
Condo             9.86
-----------------------
PUD Detach        6.54
-----------------------
4-Family          6.07
-----------------------
PUD Attach        2.72
-----------------------
3-Family          1.47
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. Appraisal Method

--------------------------
Appraisal Method   Percent
--------------------------
2055E                9.69%
--------------------------
2055IE              12.22
--------------------------
AVM                 23.25
--------------------------
FULL                54.84
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

12. Documentation

------------------------
Documentation    Percent
------------------------
Reduced           46.68%
------------------------
Standard          31.38
------------------------
Stated            16.64
------------------------
Rapid              2.58
------------------------
All Ready Home     1.68
------------------------
No Ratio           1.03
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Investor            76.34%
--------------------------
Primary             20.11
--------------------------
Secondary            3.55
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

14. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             96.39%
-----------------------
MGIC              1.01
-----------------------
PMIC              0.84
-----------------------
UGIC              0.80
-----------------------
RMIC              0.56
-----------------------
TGIC              0.25
-----------------------
RGIC              0.15
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

15. State

--------------------
State        Percent
--------------------
California    37.34%
--------------------
Florida       14.84
--------------------
Texas          7.39
--------------------
Ohio           3.21
--------------------
Colorado       3.00
--------------------
Other         34.22
--------------------

--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

16. California

-----------------------------
California            Percent
-----------------------------
Northern California    32.39%
-----------------------------
Southern California    67.61
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

17. Zip Code

------------------
Zip Code   Percent
------------------
45236        3.21%
------------------
05091        3.00
------------------
94010        2.42
------------------
80218        1.77
------------------
90815        1.51
------------------
Other       88.08
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

18. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

22. Original Term

-----------------------
Original Term   Percent
-----------------------
120               0.27%
-----------------------
180              99.73
-----------------------
Total:          100.00%
-----------------------

W.A.: 179.8 months
Lowest: 120 months
Highest: 180 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
115 - 120                  0.27%
--------------------------------
175 - 180                 99.73
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 178.8 months
Lowest: 119 months
Highest: 180 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  15.85%
-------------------------
1 - 6              84.15
-------------------------
Total:            100.00%
-------------------------

W.A.: 1.0 months
Lowest: 0 months
Highest: 4 months

--------------------------------------------------------------------------------

25. OLTV

-----------------------
OLTV            Percent
-----------------------
<= 20.00          0.69%
-----------------------
20.01 - 25.00     0.68
-----------------------
25.01 - 30.00     4.02
-----------------------
30.01 - 35.00     6.85
-----------------------

-----------------------
35.01 - 40.00     3.81
-----------------------
40.01 - 45.00     4.66
-----------------------
45.01 - 50.00     6.71
-----------------------
50.01 - 55.00     6.98
-----------------------
55.01 - 60.00    10.94
-----------------------
60.01 - 65.00     6.09
-----------------------
65.01 - 70.00    18.19
-----------------------
70.01 - 75.00    11.70
-----------------------
75.01 - 80.00    15.08
-----------------------
80.01 - 85.00     1.27
-----------------------
85.01 - 90.00     1.96
-----------------------
90.01 - 95.00     0.37
-----------------------
Total:          100.00%
-----------------------

W.A.: 60.15%
Lowest: 13.44%
Highest: 95.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
<= 20.00          0.69%
-----------------------
20.01 - 25.00     0.86
-----------------------
25.01 - 30.00     4.17
-----------------------
30.01 - 35.00     6.51
-----------------------
35.01 - 40.00     3.95
-----------------------
40.01 - 45.00     4.61
-----------------------
45.01 - 50.00     6.62
-----------------------
50.01 - 55.00     6.98
-----------------------
55.01 - 60.00    11.50
-----------------------
60.01 - 65.00     9.10
-----------------------
65.01 - 70.00    14.63
-----------------------
70.01 - 75.00    11.70
-----------------------
75.01 - 80.00    15.08
-----------------------

-----------------------
80.01 - 85.00     1.27
-----------------------
85.01 - 90.00     1.96
-----------------------
90.01 - 95.00     0.37
-----------------------
Total:          100.00%
-----------------------

W.A.: 59.92%
Lowest: 13.43%
Highest: 94.64%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------
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